UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22951

FundX Investment Trust
(Exact name of registrant as specified in charter)

235 Montgomery Street, Suite 1049
San Francisco, CA 94104
(Address of principal executive offices) (Zip code)

Jason Browne
235 Montgomery Street, Suite 1049
San Francisco, CA 94101
(Name and address of agent for service)

(415) 248-8366
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  September 30, 2015

Item 1. Reports to Stockholders.

FundX
because markets CHANGE

FundX Upgrader Funds

2015 Annual Report

September 30, 2015

Annual Report 2015	Upgraderfunds.com	1

1969	DAL Investment Company is a Registered Investment Advisor (RIA)

1976	The firm starts publishing NoLoad FundX newsletter.

2001	The firm packages its most popular growth model as a mutual fund, introducing the FundX Upgrader Fund (FUNDX).

2002	Inception of three additional funds: FundX Aggressive Upgrader Fund (HOTFX), FundX Conservative Upgrader Fund (RELAX), and FundX Flexible Income Fund (INCMX).

2012	DAL Investment Company is renamed FundX Investment Group.

Knowledgeable Portfolio Management
We’ve been managing portfolios of noload mutual funds since 1969. We monitor thousands of mutual funds and ETFs and make timely portfolio changes.

A Strategy You Can Understand
Our Upgrading strategy is designed to keep our portfolios invested in top-ranked funds. Upgrading ranks noload mutual funds and ETFs based on recent performance. We buy top performers and hold these funds only while they remain top ranked.

FundX Upgrader Funds
The FundX Upgrader Funds are a series of mutual funds that invest in underlying mutual funds and exchange traded funds (ETFs) based on our Upgrading strategy. The Funds offer various levels of potential risk and reward.

A Portfolio that Responds to Market Changes
Market leadership rotates between large-cap and small-cap stocks, growth and value styles of investing, and geographic regions. Our Upgrading strategy aligns the FundX Upgrader Fund portfolios with leadership trends. The FundX Upgrader Funds have the flexibility to invest both domestically and globally in the sectors, regions and strategies we identify as being in sync with current market leadership.

2	Annual Report 2015

September 30, 2015

Dear Fellow Shareholders,
The Annual Report period began in October 2014 in the midst a short-lived stock market decline, and it ended with the most volatile quarter for stocks in four years. But between these two pullbacks, stock markets and the equity Upgrader Funds rallied.

U.S. stock markets leapt off the October 2014 lows and soon hit new highs. The Dow Jones Industrial Average crossed 18,000 for the first time in February 2015. The Dow and the S&P 500 were two of 17 stock indexes around the world that set new highs in the first quarter of 2015, according to the Wall Street Journal. The NASDAQ finally surpassed its March 10, 2000 peak in April 2015. Foreign markets, which ended 2014 with losses, surged in the first half of 2015 and were leading U.S. markets by midyear.

The equity Upgrader Funds were also doing well at midyear. The Upgrader Fund (FUNDX) and Aggressive Upgrader Fund (HOTFX) were strongly outperforming the S&P 500 for the year through June 30, 2015, up 3.37% and 4.93%, respectively, compared to just 1.23% for the index.

But the third-quarter correction erased the year’s gains. By September 30, U.S. and foreign stock markets had losses for the trailing 12 months, as did the equity Upgrader Funds.

U.S. markets held up best for the year ending September 30, 2015. The S&P 500 lost just 0.6%, while the global MSCI All-Country World index lost 6.7% and the MSCI EAFE index, which tracks developed foreign markets, sank 8.2%. Emerging markets were almost in bear market territory; the MSCI Emerging Markets index fell 19.4% for the year.

The equity Upgrader Funds were primarily invested in U.S. funds during the year, and they handily outperformed global and foreign indexes for the Annual Report period. But the Upgrader Fund (FUNDX) and Aggressive Upgrader Fund (HOTFX) lagged the S&P 500 index, largely due to a small allocation to foreign funds that lost ground in the correction. The Tactical Upgrader Fund (TACTX) wasn’t fully invested during the sell-off, and it outperformed the S&P 500 for the year.

Bonds also had a rough year. Most expected interest rates would rise in the first half of 2015, but rates remained near historic lows. This benefited Treasury and mortgage-backed bonds, as well as the Barclays Aggregate Bond index, which is primarily made up of government bonds and Treasuries. But this market environment punished more diversified strategies like ours, which had exposure to corporate bonds, including some high-yield bonds. Despite holding good performers such as dollar-hedged world bonds and mortgage-backed securities, our Flexible Total Return and Income Funds, TOTLX and INCMX, both lagged the Barclays Aggregate Bond index for the year ending September 30, 2015.

Stock and bond markets change over time. U.S. stocks won’t always be in favor, and interest rates will rise eventually. Some investors see this as a problem, but we believe changing markets bring new opportunities, and the Upgrader Funds seek to take advantage of these opportunities.

My team and I are privileged to serve as your portfolio managers, and our greatest reward and goal is your long-term success.

Janet Brown
President, FundX Investment Group
Portfolio Manager, FundX Upgrader Funds

Annual Report 2015	Upgraderfunds.com	3

Past performance does not guarantee future results.

The information provided in this letter represents the opinion of the author and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Mutual fund investing involves risk. Principal loss is possible. The FundX Upgrader Funds (“Funds”) are considered “funds of funds” and an investor will indirectly bear the principal risks and its share of the fees and expenses of the underlying funds. Shareholders will pay higher expenses than they would if they invested directly in the underlying funds. The Funds employ an “Upgrading” strategy whereby investment decisions are based on near-term performance, however, the Funds may be exposed to the risk of buying underlying funds immediately following a sudden, brief surge in performance that may be followed by a subsequent drop in market value. The Funds invest in underlying funds and these underlying funds may invest in securities of small companies, which involve greater volatility than investing in larger, more established companies, or they may invest in foreign securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods; these risks are greater for investments in emerging markets. The underlying funds may invest in debt securities, which typically decrease in value when interest rates rise; this risk is usually greater for longer-term debt securities. Lower- rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. While the Upgrader Funds are diversified, the underlying funds may invest in a limited number of issuers and therefore may be considered non-diversified. The underlying funds may engage in short sales; an underlying fund’s investment performance may suffer if it is required to close out a short position earlier than intended. Some underlying funds may borrow money for leveraging and will incur interest expense. Some underlying funds may use derivatives, which involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares. The underlying funds may invest in asset-backed and mortgage-backed securities, which involve additional risks such as credit risk, prepayment risk, possible illiquidity and default, and increased susceptibility to adverse economic developments. The underlying funds, particularly some ETFs, may use investment techniques considered to be aggressive, including using futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments.

Sector weighting and fund holdings are subject to change at any time and mention of them should not be construed as recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for further sector and holdings information.

References to other funds should not be interpreted as an offer of these securities.

The S&P 500® Index is an unmanaged index generally representative of the market for the stocks of large sized U.S. companies. The Barclays Aggregate Bond Index is an unmanaged index generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities. The MSCI All Country World Index (AWCI) is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. The MSCI EAFE Index (Morgan Stanley Capital International, Europe, AustralAsia and Far East) is an equity index that is designed to measure the equity market performance of developed markets outside of the U.S. & Canada. The MSCI Emerging Markets Index is a market capitalization index that is designed to measure equity market performance in global emerging markets. An investment cannot be made directly in an index.

Russell 2000 measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

The Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 large U.S. stocks that trade on the New York Stock Exchange and the NASDAQ.

NASDAQ 100 includes 100 of the largest non-financial securities listed on the NASDAQ based on market capitalization.

While the funds are no-load, management fees and expenses still apply. Diversification does not assure a profit or protect against a loss in a declining market. Please refer to prospectus for further details.

4	Annual Report 2015

FUNDX	Upgrader Fund Global Growth Fund

The flagship Upgrader Fund is designed to be a core holding for investors who hope to participate in global stock market growth. The Fund tries to capitalize on broad market leadership trends, such as the rotation between growth and value stocks, large- and small-cap stocks, and international and domestic stocks.

FUNDX outperformed the S&P 500 index for the first half of 2015; it was up 3.37% versus 1.23% for the index for the year through June 30, 2015. But it lagged the index for the trailing 12 months through September 30, largely due to a few short-lived reversals in leadership. FUNDX was down 0.91% for the year, while the S&P 500 lost 0.61% and the MSCI All-Country World Index sank 6.66%.

U.S. Growth Trend Continues
FUNDX invests in diversified equity funds that tend to have average risk and it has limited exposure to more aggressive sector and single-country funds. It can invest globally, but as U.S. markets have been in favor for the last few years, it has been primarily invested domestically.

Within the U.S., large-cap growth stocks have been the place to be, and FUNDX had significant exposure to large-cap growth funds throughout the year. More than half of the Fund’s large-cap growth positions have been in the portfolio since late 2014, and three of these funds were held for the last 12 months: Powershares QQQ (QQQ), AB Large-cap Growth (APGYX), and Vanguard Mega cap 300 Growth (MGK).

Mid- and small-cap growth funds also had periods of strong performance during the Annual Report period. We added exposure to mid-cap growth funds like AMG Brandywine (BRWIX) and Fidelity Growth Strategies (FDEGX) in late 2014, and we bought into Nicholas (NICSX), and JP Morgan Mid-Cap Growth (HLGEX) in 2015.

FUNDX has also held health care funds for the last few years: PowerShares Pharma (PJP), Janus Global Life Sciences (JFNIX), and T. Rowe Price Health Sciences (PRHSX) have all been held at least a year, and iShares NASDAQ Biotech (IBB) was purchased in late 2014. These funds added value for most of the fiscal year, but health care, pharmaceuticals and biotech in particular, sold off sharply in September 2015, and if these funds continue to lag, we’ll move on.

Reversals Within the U.S. Growth Trend
Major market leadership cycles, like the U.S. growth and health care trend, tend to last years. But even within a confirmed trend, there are often short-term reversals, and that’s what we saw in the past year as value funds and then foreign funds experienced brief periods of strong performance.

At the start of the Annual Report period, value funds had had good recent returns, and FUNDX owned funds like Guggenheim S&P 500 Pure Value (RPV), and Pioneer Mid-cap Value (PYCGX). But the value trend didn’t last, and we replaced most of these funds in late 2014 with stronger-performing growth funds.

Another reversal occurred in the first half of 2015, when foreign markets led. We began to buy into foreign funds like Deutsche X-Trackers EAFE Hedged Equity ETF (DBEF) and PIMCO StocksPlus International (PISIX), and we even took a small position in iShares Xinhua China (FXI). But foreign leadership didn’t last, and we sold most of the Fund’s foreign positions.

FUNDX was able to avoid the substantial losses that many foreign markets, particularly emerging markets like China, experienced during 2015, but these foreign positions, especially FXI, still hurt the Fund’s performance.

In hindsight, it would have been better if FUNDX had invested solely in U.S. large-cap growth funds, but we don’t get to invest with the benefit of hindsight. We have to decide where to invest now, when we can’t know what the future will bring. Some investors try to predict where the market’s headed, but we don’t believe that anyone has a crystal ball. Our approach is to invest based on what we see today - and that’s what funds are bringing strong recent returns; those are the funds we choose to own.

Because Markets Change
Markets change over time, and these changes are often different than most of us expect. While U.S. growth stocks have been in favor lately, they won’t always be the place to be. Eventually, foreign or value stocks will take the lead. Our Upgrading strategy is designed to adapt to these kinds of changes, and when a new area of the market starts to bring in good returns, we’ll be led to buy in.

Annual Report 2015	Upgraderfunds.com	5

FundX Upgrader Fund
Value of $10,000 vs S&P 500 Index and MSCI ACWI Index

This chart illustrates the performance of a hypothetical $10,000 investment, including reinvested dividends and distributions, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced.

	1 Year	3 Year	5 Year	10 Year	Since Inception (11/01/01)
FundX Upgrader Fund	(0.91)%	10.30%	9.46%	4.92%	6.78%
S&P 500 Index	(0.61)%	12.40%	13.34%	6.80%	6.31%
MSCI ACWI Index	(6.66)%	6.95%	6.82%	4.58%	6.52%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.upgraderfunds.com.

The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large sized U.S. companies. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes. One cannot invest directly in an index.

6	Annual Report 2015

FUNDX	Upgrader Fund Global Growth Fund

SCHEDULE OF INVESTMESTS AT SEPTEMBER 30, 2015

Shares	Investment Companies: 99.8%	Value
	Aggressive Funds: 29.5%
85,837	American Century Select Fund	$4,910,730
145,805	AMG Managers Brandywine Fund *	5,036,096
75,508	Fidelity OTC Portfolio	5,603,466
15,300	iShares Nasdaq Biotechnology ETF	4,640,949
100,263	Janus Global Life Sciences Fund	5,462,326
118,279	Janus Research Fund	5,052,896
123,766	JPMorgan Mid Cap Growth Fund	3,456,784
104,484	Legg Mason Opportunity Trust *	2,073,999
143,733	Oppenheimer International Small Co. Fund	5,063,715
73,800	PowerShares Dynamic Pharmaceuticals Portfolio	4,896,630
123,400	PowerShares QQQ Trust Series 1	12,557,184
91,874	T. Rowe Price Health Sciences Fund, Inc.	6,568,959
182,283	TCW Select Equities Fund	4,914,335
32,900	WisdomTree Japan Hedged Equity Fund	1,600,914
	Total Aggressive Funds	71,838,983

	Core Funds: 70.3%
441,250	AB Large Cap Growth Fund, Inc.	18,117,721
319,200	Deutsche X-trackers MSCI EAFE Hedged Equity ETF	8,324,736
210,821	Fidelity Growth Strategies Fund	6,727,310
494,786	Goldman Sachs Capital Growth Fund ^	12,864,446
371,789	Hartford Growth Opportunities Fund	15,328,876
153,000	iShares S&P 500 Growth ETF	16,493,400
362,802	Janus Fund	13,249,532
209,999	Nicholas Fund, Inc.	13,563,837
191,096	Parnassus Endeavor Fund	5,551,351
224,997	T. Rowe Price Growth Stock Fund, Inc.	11,931,571
1,280,999	Vanguard FTSE Social Index Fund	15,999,677
145,600	Vanguard Growth ETF	14,602,224
170,200	Vanguard Mega Cap Growth ETF	13,234,752
66,353	Vanguard US Growth Fund	5,148,341
	Total Core Funds	171,137,774

	Total Investment Companies
	(Cost $245,941,562)	242,976,757

	Short-Term Investments: 0.1%
184,438	Fidelity Institutional Money Market Funds - Government Portfolio, 0.010% #	184,438

	Total Short-Term Investments
	(Cost $184,438)	184,438

	Total Investments: 99.9%
	(Cost $246,126,000)	243,161,195
	Other Assets in Excess of Liabilities: 0.1%	278,467
	Net Assets: 100.0%	$243,439,662

*	Non-income producing
#	Annualized seven-day yield as of September 30, 2015.
^
A portion of the securities held by the fund are considered to be illiquid. The fair value total of the portion of all such illiquid securities is $3,210,646 (representing 1.3% of net assets). See note 2 of the financial statements.

The accompanying notes are an integral part of these financial statements.

Annual Report 2015	Upgraderfunds.com	7

HOTFX	Aggressive Upgrader Fund Aggressive Growth Fund

The Aggressive Upgrader Fund (HOTFX) is designed for investors who want exposure to aggressive funds and ETFs in the hope of achieving higher potential returns over time. The Fund seeks to capitalize on broad market leadership trends, such as the rotation between growth and value stocks, large- and small-cap stocks, and international and domestic stocks.

HOTFX outperformed the S&P 500 index for the first half of 2015; it was up 4.93% versus 1.23% for the index for the year through June 30, 2015. But it lagged the index for the trailing 12 months through September 30, largely due to a few short-lived reversals in leadership. HOTFX was down 1.33% for the year, while the S&P 500 lost 0.61% and the MSCI All-Country World index sank 6.66%.

U.S. Growth Trend Continues
HOTFX has unlimited exposure to concentrated equity funds, including sector funds and single-country funds. It can invest globally, but as U.S. markets have been in favor for the last few years, it has been primarily invested domestically. Within the U.S., growth stocks have been the place to be, and HOTFX held growth funds throughout the year.

We owned large-cap growth funds like American Century Select (TWSIX) and Janus Research (JRAIX), as well as mid- and small-cap funds like AMG Brandywine (BRWIX) and iShares S&P 600 Small-cap Growth (IJT).

The Fund had significant exposure to more concentrated growth funds like PowerShares QQQ (QQQ) and Fidelity OTC (FOCPX), both of which had more than 50% in technology stocks. Both QQQ and FOCPX were held throughout the Annual Report period; QQQ, which seeks to track the NASDAQ 100 index, is the Fund’s largest position as of September 30, 2015.

Among sector funds, health care has been one of the top sectors for the last few years, and HOTFX had exposure through funds like PowerShares Pharma (PJP), Janus Global Life Sciences (JFNIX), and T. Rowe Price Health Sciences (PRHSX), all of which were in the portfolio for the full year. We added iShares NASDAQ Biotech (IBB) in late 2014. These funds added value for most of the fiscal year, but health care, pharmaceuticals and biotech, in particular, sold off sharply in September 2015, and if these funds continue to lag, we’ll replace them.

Reversals Within the U.S. Growth Trend
Major market leadership cycles, like the U.S. growth and health care trend, tend to last years. But even within a confirmed trend, there are often short-term reversals, and that’s what we saw in the past year as foreign funds led in the first half of 2015.

We bought Matthews India (MINDX) in the first quarter, and we added iShares Xinhua China (FXI), Matthews Asia Dividend (MIPIX), and WisdomTree Japan Hedged Equity (DXJ) in the next three months. But foreign leadership didn’t last. Foreign funds sank in the third-quarter correction, and we sold most of the Fund’s foreign positions. HOTFX was able to avoid the substantial losses that many foreign markets, particularly emerging markets like China, experienced, but these foreign positions still hurt the Fund’s performance.

In hindsight, it would have been better if HOTFX had invested solely in U.S. growth and health care funds during the Annual Report period, but we don’t get to invest with the benefit of hindsight. We have to decide where to invest now, when we can’t know what the future will bring. Some investors try to predict where the market’s headed, but we don’t believe that anyone has a crystal ball. Our approach is to invest based on what we see today - and that’s what funds are bringing strong recent returns; those are the funds we choose to own.

Because Markets Change
Markets change over time, and these changes are often different than most of us expect. While U.S. growth stocks have been in favor lately, they won’t always be the place to be. Eventually, foreign or value or small cap stocks will take the lead. Our Upgrading strategy is designed to adapt to these kinds of changes, and when a new area of the market starts to bring in good returns, we’ll be led to buy in.

8	Annual Report 2015

FundX Aggressive Upgrader Fund
Value of $10,000 vs S&P 500 Index and MCSI ACWI Index

This chart illustrates the performance of a hypothetical $10,000 investment, including reinvested dividends and distributions, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced.

	1 Year	3 Year	5 Year	10 Year	Since Inception
					(7/01/02)
FundX Aggressive Upgrader Fund	(1.33)%	8.91%	8.86%	4.75%	7.54%
S&P 500 Index	(0.61)%	12.40%	13.34%	6.80%	7.46%
MSCI ACWI Index	(6.66)%	22.33%	39.11%	56.55%	6.52%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.upgraderfunds.com.

The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large sized U.S. companies. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes. One cannot invest directly in an index.

Annual Report 2015	Upgraderfunds.com	9

HOTFX	Aggressive Upgrader Fund Aggressive Growth Fund

SCHEDULE OF INVESTMESTS AT SEPTEMBER 30, 2015
Shares	Investment Companies: 99.8%	Value
	Aggressive Funds: 99.8%
85,242	American Century Select Fund	$4,876,688
60,051	AMG Managers Brandywine Fund *	2,074,166
233,675	Federated Kaufmann Fund	1,327,277
53,754	Fidelity OTC Portfolio	3,989,083
15,150	iShares Nasdaq Biotechnology ETF	4,595,450
17,400	iShares S&P Small Cap 600 Growth ETF	2,090,262
160,000	iShares U.S. Home Construction ETF	4,176,000
50,498	Janus Global Life Sciences Fund	2,751,120
103,001	Janus Research Fund	4,400,192
88,044	JPMorgan Mid Cap Growth Fund	2,459,063
112,158	Legg Mason Opportunity Trust *	2,226,336
100,979	Oppenheimer International Small Co. Fund	3,557,493
65,600	PowerShares Dynamic Pharmaceuticals Portfolio	4,352,560
87,800	PowerShares QQQ Trust Series 1	8,934,528
22,280	T. Rowe Price Health Sciences Fund, Inc.	1,593,036
123,566	TCW Select Equities Fund	3,331,342
66,000	WisdomTree Japan Hedged Equity Fund	3,211,560
	Total Aggressive Funds	59,946,156

	Total Investment Companies
	(Cost $58,734,335)	59,946,156
	Short-Term Investments: 1.9%
1,123,477	Fidelity Institutional Money Market Funds - Government Portfolio, 0.010% #	1,123,477
	Total Short-Term Investments
	(Cost $1,123,477)	1,123,477
	Total Investments: 101.7%
	(Cost $59,857,812)	61,069,633
	Liabilities in Excess of Other Assets: (1.7)%	(1,011,143)
	Net Assets: 100.0%	$60,058,490

*	Non-income producing
#	Annualized seven-day yield as of September 30, 2015.

The accompanying notes are an integral part of these financial statements.

10	Annual Report 2015

RELAX	Conservative Upgrader Fund Balanced Fund

The Conservative Upgrader Fund (RELAX) is designed for investors who want the growth potential of a stock fund combined with the lower volatility of a fixed income fund.

RELAX offers investors an actively managed portfolio of stock and bond funds. It seeks to capitalize on broad stock market leadership trends, such as the rotation between growth and value stocks, large- and small-cap stocks, and international and domestic stocks. RELAX’s bond positions seek to take advantage of changing bond markets.

RELAX’s mix of stock and bond funds underperformed the S&P 500 index and the Barclays Aggregate Bond index for the year ending September 30, 2015. RELAX was down 1.21%, while the S&P 500 lost 0.61% and the Barclays Aggregate was up 2.94%.

Stock Market Leadership: U.S. Growth Funds
RELAX invests in core diversified equity funds and has no exposure to more concentrated funds. It can invest globally, but as U.S. markets have been in favor for the last few years, the Fund has held mostly U.S. funds.

Within the U.S., large-cap growth stocks have been the place to be, and RELAX held large-cap growth funds throughout the year. More than half of the Fund’s growth fund positions have been in the portfolio since late 2014, and Vanguard Mega cap 300 Growth (MGK) was held for the past year.

Bond Market Leadership: Higher-Quality Bonds
The bond market favored higher-quality bonds for most of the past year, and we increased RELAX’s allocation to these funds. We held DoubleLine Core Fixed Income (DBLFX) throughout the year, and we bought DoubleLine Total Return (DBLTX) in the first quarter of 2015.

Lower-quality bonds, like high-yield bonds, had been in favor for the last few years, and RELAX had consistent exposure to high-yield bond funds during that time. But when high yields weakened relative to other areas of the bond market in the second half of 2014, we cut RELAX’s high-yield exposure. Just one fund remains in the portfolio as of September  30, 2015: Fidelity Capital  & Income (FAGIX). If interest rates rise gradually, bonds that have higher yields could hold up since these higher yields could offset a decrease in bond prices.

Total Return Exposure Added Value
RELAX can also invest in total-return funds, which usually hold both stocks and bonds. These funds are another tool we have against higher interest rates: because these funds aren’t entirely invested in bonds, they have the ability to be less interest-rate sensitive. These funds also aren’t fully invested in stocks, so they have the ability to hold up better during stock market declines. RELAX had about 10% in total-return funds like Gateway (GTEYX), Vanguard Wellesley Income (VWIAX), and Fidelity Real Estate Income (FRIFX) during the year.

Because Markets Change
Stock and bond markets change over time, and these changes are often different than anyone expects. Rather than trying to predict how market mights change, we invested based on what we see now - and that’s what funds are bringing in good recent returns - and we change our portfolios as markets change.

Annual Report 2015	Upgraderfunds.com	11

FundX Conservative Upgrader Fund
Value of $10,000 vs S&P 500 Index and Barclays Aggregate Bond Index

This chart illustrates the performance of a hypothetical $10,000 investment, including reinvested dividends and distributions, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced.

	1 Year	3 Year	5 Year	10 Year	Since Inception
					(7/01/02)
FundX Conservative Upgrader Fund	(1.21)%	6.92%	6.51%	4.87%	6.37%
S&P 500 Index	(0.61)%	12.40%	13.34%	6.80%	7.46%
Barclays Aggregate Bond Index	2.94%	1.71%	3.10%	4.64%	4.74%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.upgraderfunds.com.

The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large sized U.S. companies. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes. The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price and total return performance of fixed-rate, publicly placed, dollar denominated, and non-convertible investment grade debt issues with at least $100 million par amount outstanding and with at least one year of final maturity. Returns include reinvested dividends but reflect no deduction for fees, expenses, or taxes. One cannot invest directly in an index.

12	Annual Report 2015

RELAX	Conservative Upgrader Fund Balanced Fund

SCHEDULE OF INVESTMESTS AT SEPTEMBER 30, 2015

Shares	Investment Companies: 100.0%	Value
	Core Funds: 60.2%
77,644	AB Large Cap Growth Fund, Inc.	$3,188,074
105,903	Fidelity Growth Strategies Fund	3,379,353
66,533	Hartford Growth Opportunities Fund	2,743,143
24,700	iShares S&P 500 Growth ETF	2,662,660
55,494	Janus Fund	2,026,641
46,301	Nicholas Fund, Inc.	2,990,551
41,574	Parnassus Endeavor Fund	1,207,726
62,089	PowerShares S&P 500 Low Volatility Portfolio	2,232,720
33,784	T. Rowe Price Growth Stock Fund, Inc	1,791,554
30,758	T. Rowe Price Blue Chip Growth Fund, Inc.	2,093,405
218,218	Vanguard FTSE Social Index Fund	2,725,546
23,700	Vanguard Growth ETF	2,376,873
32,800	Vanguard Mega Cap Growth ETF	2,550,528
	Total Core Funds	31,968,774

	Total Return Funds: 10.6%
74,169	Cohen & Steers Preferred Securities & Income Fund, Inc.	995,351
99,611	Fidelity Real Estate Income Fund	1,123,610
44,799	Gateway Fund	1,298,282
36,864	Vanguard Wellesley Income Fund	2,207,038
	Total Total Return Funds	5,624,281

	Bond Funds: 29.2%
174,105	DoubleLine Core Fixed Income Fund	1,889,036
37,237	DoubleLine Low Duration Bond Fund	374,235
196,843	DoubleLine Total Return Bond Fund	2,153,467
22	Fidelity Advisor High Income Advantage Fund	212
189,162	Fidelity Capital & Income Fund	1,749,748
62,369	Guggenheim Total Return Bond Fund	1,654,637
167,590	Osterweis Strategic Income Fund	1,848,521
111,653	PIMCO Foreign Bond Fund	1,183,520
187,821	PIMCO Income Fund	2,270,762
201,047	PIMCO Mortgage-Backed Securities Fund	2,119,031
7,881	Vanguard Total International Bond Index Fund	249,827
	Total Bond Funds	15,492,996

	Total Investment Companies
	(Cost $54,276,793)	53,086,051

	Total Investments: 100.0%
	(Cost $54,276,793)	53,086,051
	Other Assets in Excess of Liabilities: 0.0%	11,555
	Net Assets: 100.0%	$53,097,606

	The accompanying notes are an integral part of these financial statements.

Annual Report 2015	Upgraderfunds.com	13

INCMX	Flexible Income Fund Fixed Income

The Flexible Income Fund (INCMX) attempts to take advantage of bond market trends by targeting those areas of the market that are excelling in the current economic environment. It can seek out opportunities in bond funds with various maturities, credit qualities and regional exposure. It also may have limited exposure to total-return funds, which typically invest in both stocks and bonds.

INCMX lagged the Barclays Aggregate Bond index for the Annual Report period, primarily because the fund was underweight in Treasuries. We’ve steered clear of Treasuries (and long-term bonds) because they tend to have higher interest-rate risk. INCMX was down 0.12% for the year, while the Barclays Aggregate gained 2.94%.

Focused on U.S. Higher-Quality Bonds
The bond market favored higher-quality bonds for most of the past year, and we increased INCMX’s exposure to higher-quality intermediate-term bonds from 10% at the start of the Annual Report period to nearly 25% as of September 30, 2015. Most of the Fund’s intermediate-term exposure comes from DoubleLine Core Fixed Income (DBLFX), which was held throughout the year, and DoubleLine Total Return (DBLTX), which we bought in the first quarter of 2015.

Lower-quality bonds, like high-yield bonds, had been in favor for the last few years, and INCMX had consistent exposure to high-yield bond funds during this time. But high yields sold off in the second half of 2014, and we slashed INCMX’s high-yield exposure from 27% as of September 30, 2014 down to just 7% at the end of 2014. Just one high-yield fund remains in the Fund’s portfolio as of September 30, 2015: Fidelity Capital & Income (FAGIX).

High-yield exposure hurt during the Annual Report period, but we believe these funds can be useful if interest rates rise. Bonds that have higher yields could hold up if interest rates rise gradually since their higher yields could offset a decrease in bond prices.

INCMX can have limited exposure to total-return funds, like balanced and alternative funds. These funds are another tool we have against higher interest rates: because these funds aren’t entirely invested in bonds, they tend be less interest-rate sensitive. We kept roughly 30% in total-return funds like Gateway (GTEYX), Vanguard Wellesley Income (VWIAX) and Fidelity Real Estate Income (FRISX) during the Annual Report period.

Foreign bonds also may be less affected by higher interest rates in the U.S., and INCMX can invest in world and foreign bonds. The portfolio has been focused on U.S. bonds for the last year since most world bonds had losses, but the one exception is PIMCO Foreign Bond Dollar Hedged (PFORX). PFORX has had strong recent returns and that kept it in the portfolio for the past year.

Bond Market Reversals
Bond market leadership reversed course a few times during the Annual Report period. A “flight to quality” in the fourth quarter of 2014 boosted government bonds and led us to buy AMG Managers Intermediate Government (MGIDX) and Vanguard GNMA (VFJLX). But in February 2015, interest rates rose and government bonds saw their biggest monthly sell off in years, and we sold these positions.

Lower-quality bonds, like high yields, rallied in early 2015, and we added Fidelity High Income Advantage (FAHCX) to the portfolio in the first quarter. But when high yields fell in the third quarter, we sold it and moved back into higher-quality bonds.

Because Markets Change
Bond markets, like stock markets, change over time, and these changes are often different than most of us expect. While most expect interest rates to rise, no one knows when rates will rise, or how rates will rise. Rather than trying to predict how the bond market might change, we invested based on what we see now - and that’s what funds are bringing in good recent returns - and we change our portfolios as bond markets change. Our Flexible Income approach is designed to adapt to periods of higher and lower interest rates.

14	Annual Report 2015

FundX Flexible Income Fund
Value of $10,000 vs Barclays Aggregate Bond Index and BofA Merrill Lynch 3-Month U.S. Treasury Bill Index

This chart illustrates the performance of a hypothetical $10,000 investment, including reinvested dividends and distributions, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced.

	1 Year	3 Year	5 Year	10 Year	Since Inception
					(7/01/02)
FundX Flexible Income Fund	(1.12)%	2.20%	2.89%	4.37%	5.11%
Barclays Aggregate Bond Index	2.94%	1.71%	3.10%	4.64%	4.74%
BofA Merrill Lynch 3-Month
U.S. Treasury Bill Index	0.02%	0.06%	0.08%	1.33%	1.42%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.upgraderfunds.com.

The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price and total return performance of fixed-rate, publicly placed, dollar denominated, and non-convertible investment grade debt issues with at least $100 million par amount outstanding and with at least one year of final maturity. Returns include reinvested dividends but reflect no deduction for fees, expenses, or taxes. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income. One cannot invest directly in an index.

Annual Report 2015	Upgraderfunds.com	15

INCMX	Flexible Income Fund Fixed Income

SCHEDULE OF INVESTMESTS AT SEPTEMBER 30, 2015

Shares	Investment Companies: 99.9%	Value
	Intermediate Term Bond Funds: 24.8%
1,140,193	DoubleLine Core Fixed Income Fund	$12,371,098
1,060,180	DoubleLine Total Return Bond Fund	11,598,369
241,965	PIMCO Mortgage-Backed Securities Fund ^	2,550,309
	Total Intermediate Term Bond Funds	26,519,776

	Strategic Bond Funds: 29.1%
321,169	Guggenheim Total Return Bond Fund	8,520,612
1,003,552	Osterweis Strategic Income Fund	11,069,176
956,136	PIMCO Income Fund	11,559,680
	Total Strategic Bond Funds	31,149,468

	High Yield Bond Funds: 10.7%
1,202	Fidelity Advisor High Income Advantage Fund	11,456
1,232,863	Fidelity Capital & Income Fund	11,403,981
	Total High Yield Bond Funds	11,415,437

	World Bond Funds: 8.7%
551,269	PIMCO Foreign Bond Fund	5,843,451
110,334	Vanguard Total International Bond Index Fund	3,497,576
	Total World Bond Funds	9,341,027

	Total Return Funds: 26.6%
333,761	Cohen & Steers Preferred Securities & Income Fund, Inc.	4,479,077
475,048	Fidelity Real Estate Income Fund	5,358,547
222,562	Gateway Fund	6,449,856
202,752	Vanguard Wellesley Income Fund	12,138,776
	Total Total Return Funds	28,426,256

	Total Investment Companies
	(Cost $108,441,485)	106,851,964

	Total Investments: 99.9%
	(Cost $108,441,485)	106,851,964
	Other Assets in Excess of Liabilities: 0.1%	54,239
	Net Assets: 100.0%	$106,906,203

^
A portion of the securities held by the fund are considered to be illiquid. The fair value total of the portion of all such illiquid securities is $374,546 (representing 0.4% of net assets). See note 2 of the financial statements.

The accompanying notes are an integral part of these financial statements.

16	Annual Report 2015

TACTX	Tactical Upgrader Fund Growth & Tactical Hedge

The Tactical Upgrader Fund (TACTX) is intended for investors who want to participate in global stock market growth with potentially less volatility. The Fund may have limited upside at times in exchange for potentially less volatility.

TACTX lost less than the S&P 500 index for the year; the fund wasn’t always fully invested in stock funds and that paid off in a year that started and ended with stock market declines. TACTX was down 0.32% for the year, while the S&P 500 lost 0.61%.

U.S. Growth Trend Continues
TACTX holds primarily in core diversified stock funds (66% as of September 30), and these funds allow the Fund to participate in broad market leadership trends, such as the rotation between growth and value stocks, large- and small-cap stocks, and international and domestic stocks.

U.S. markets have been in favor for the last few years, and TACTX has held mostly U.S. funds. Within the U.S., large-cap growth stocks have been the place to be, and TACTX had significant exposure to large-cap growth funds throughout the year. It held Powershares QQQ (QQQ), and Vanguard Mega cap 300 Growth (MGK) for the entire Annual Report period, and we added iShares S&P 500 Growth (IVW) and Vanguard Growth (VUG) in late 2014.

TACTX can have limited exposure to more concentrated funds. During the year, we increased the Fund’s exposure to these funds from 16% to 23%. Health care has been a strong performing sector and TACTX owned health-care focused funds like Janus Global Life Sciences (JFNIX) and iShares NASDAQ Biotech (IBB) for most of the year. These funds added value for the trailing 12 months, but health care, pharmaceuticals and biotech in particular, sold off sharply in September 2015, and if these funds continue to lag, we’ll move on.

TACTX also may invest in total-return funds, like balanced and alternative funds. At the beginning of the Annual Report period, the stock market was dropping and TACTX had 20% in these funds. But as the market recovered, we sold most of these conservative funds; by March 31, 2015, we had just 3.6% in one total-return fund, T. Rowe Price Capital Appreciation (PRWCX).

Reversals Within the U.S. Growth Trend
Major market leadership cycles, like the U.S. growth and health care trend, tend to last years. But even within a confirmed trend, there are often short-term reversals, and that’s what we saw in the past year as foreign funds experienced a brief window of outperformance.

Foreign markets led in the first half of 2015, and we began to buy into foreign funds. We bought PIMCO StocksPlus International (PISIX) in the first quarter, and we added Deutsche X-Trackers EAFE Hedged Equity ETF (DBEF), Matthews Asia Dividend (MIPIX), iShares MSCI EAFE Small Cap (SCZ), and iShares Xinhua China (FXI) in the second quarter. But foreign leadership didn’t last, and we sold most of the Fund’s foreign positions.

TACTX was able to avoid the substantial losses that many foreign markets, particularly emerging markets like China, experienced during 2015, but these foreign positions hurt the Fund’s performance in the third quarter.

Because Markets Change
Markets change over time, and these changes are often different than most of us expect. While U.S. growth stocks have been in favor lately, they won’t always be the place to be. Eventually, foreign or value or small-cap stocks will take the lead. Our Upgrading strategy is designed to adapt to these kinds of changes, and when a new area of the market starts to bring in good returns, we’ll be led to buy in.

Annual Report 2015	Upgraderfunds.com	17

FundX Tactical Upgrader Fund
Value of $10,000 vs S&P 500 Index and MSCI ACWI Index

This chart illustrates the performance of a hypothetical $10,000 investment, including reinvested dividends and distributions, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced.

	1 Year	3 Year	5Year	Since Inception
				(2/29/08)
FundX Tactical Upgrader Fund	(0.32)%	0.95%	3.17%	(2.53)%
S&P 500 Index	(0.61)%	12.40%	13.34%	7.26%
MSCI ACWI Index	(6.66)%	6.95%	6.82%	2.64%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.upgraderfunds.com.

The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large sized U.S. companies. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes. One cannot invest directly in an index.

18	Annual Report 2015

TACTX	Tactical Upgrader Fund Growth & Tactical Hedge

SCHEDULE OF INVESTMESTS AT SEPTEMBER 30, 2015

Shares	Investment Companies: 94.8%	Value

	Aggressive Funds: 23.1%
4,300	iShares Nasdaq Biotechnology ETF	$1,304,319
18,000	iShares S&P Small Cap 600 Growth ETF	2,162,340
40,000	iShares U.S. Home Construction ETF	1,044,000
9,622	Janus Global Life Sciences Fund	524,221
20,470	Oppenheimer International Small Co. Fund	721,138
21,600	PowerShares QQQ Trust Series 1	2,198,016
6,800	WisdomTree Japan Hedged Equity Fund	330,888
	Total Aggressive Funds	8,284,922

	Core Funds: 66.5%
45,800	Deutsche X-trackers MSCI EAFE Hedged Equity ETF	1,194,464
58,200	iShares Russell 1000 Growth ETF	5,412,600
52,150	iShares S&P 500 Growth ETF	5,621,770
48,138	Janus Fund	1,757,994
100,000	PowerShares S&P 500 Low Volatility Portfolio	3,596,000
43,400	Vanguard Growth ETF	4,352,586
25,000	Vanguard Mega Cap Growth ETF	1,944,000
	Total Core Funds	23,879,414

	Total Return Funds: 5.2%
70,629	T. Rowe Price Capital Appreciation Fund	1,861,084
	Total Total Return Funds	1,861,084

	Total Investment Companies
	(Cost $35,032,434)	34,025,420

	Short-Term Investments: 0.7%
264,872	Fidelity Institutional Money Market Funds - Government Portfolio, 0.010% #	264,872

	Total Short-Term Investments
	(Cost $264,872)	264,872

	Total Investments: 95.5%
	(Cost $35,297,306)	34,290,292
	Other Assets in Excess of Liabilities: 4.5%	1,599,734
	Net Assets: 100.0%	$35,890,026

#	Annualized seven-day yield as of September 30, 2015.

The accompanying notes are an integral part of these financial statements.

Annual Report 2015	Upgraderfunds.com	19

TACTX	Tactical Upgrader Fund Growth & Tactical Hedge

SCHEDULE OF OPTIONS WRITTEN AT SEPTEMBER 30, 2015
Contracts		Value
	iShares Nasdaq Biotechnology ETF Call Option
23	Exercise Price $320.00,	$9,085
	Expiration Date: October 2015

	Total Options Written
	(Premiums Received $8,700)	$9,085

20	Annual Report 2015

TOTLX	Flexible Total Return Fund Flexible Income & Total Return

The Flexible Total Return Fund (TOTLX) is designed for investors who seek steady returns with potentially dampened volatility. TOTLX invests in a mix of bond and total-return funds, targeting those areas excelling in the current market environment.

TOTLX lagged the Barclays Aggregate Bond index for the Annual Report period. The index is overweight in Treasuries, and we’ve largely avoided Treasuries because they tend to be more interest-rate sensitive. TOTLX also has significant exposure to total-return funds. These funds have some exposure to stocks and most lost ground when the stock market sank in the third quarter.

An Unconstrained Approach to Income & Total Return
The Flexible Total Return Fund (TOTLX) was previously named the Tactical Total Return Fund (TOTLX). We changed the Fund’s name as of January 31, 2015 to better reflect our flexible approach to managing this portfolio of bond and total-return funds.

TOTLX is less constrained than our Flexible Income strategy: it doesn’t cap exposure to total-return funds and high-yield bond funds, and if these funds are doing well, the Fund may have substantial exposure to them.

High-yield bond funds and total-return funds, like balanced or alternative funds, may be useful if interest rates rise. Bonds that have higher yields could hold up if interest rates rise gradually since their higher yields could offset a decrease in bond prices. And total-return funds aren’t entirely invested in bonds, so they tend be less interest-rate sensitive, too. These funds can be more susceptible to stock market sell-offs, however, and exposure to these funds hurt in a year that started and ended with stock market declines.

Focused on Higher Quality Bonds
At the start of the fiscal year, TOTLX had 30% in high-yield funds, but by the end of 2014, we’d brought this down to less than 10% of the portfolio. TOTLX had just 8.4% in high-yield funds as of September 30, 2015. Fidelity Capital & Income (FAGIX) was held all year, and we added Buffalo High Yield (BUFHX) in the third quarter of 2015.

As we decreased TOTLX’s exposure to lower-quality bonds like high yields, we increased its exposure to higher-quality bonds. The Fund had less than 1% invested in higher-quality intermediate-term bonds at the start of the Annual Report period, but we added DoubleLine Core Fixed Income (DBLFX) in late 2014 and DoubleLine Total Return (DBLTX) in the first quarter of 2015. By September 30, TOTLX had 17.6% in these funds.

Consistent Exposure to Alternative & Balanced Funds
The Fund had a significant allocation to total-return funds, like balanced and alternative funds, during the year. At the start of the Annual Report period, it had 39.0% in these funds and that grew to 54.7% by September 30, 2015.

These funds attempt to provide lower-than-market volatility. Balanced funds hold stocks for growth and they hold bonds, which may serve as a buffer against the volatility of stocks. Alternative funds tend to use options, arbitrage or alternative assets, such as real estate or precious metals, as a hedge.

TOTLX held balanced funds like Fidelity Balanced (FBALX), Fidelity Puritan (FPURX) and T. Rowe Price Capital Appreciation (PRWCX) for most of the year, and it also owned alternative funds that invest in REITs, like Fidelity Real Estate Income (FRISX) and Forward Select Income (KIFYX) for most of the year.

As the stock market sold off in the third quarter, we increased exposure to alternative funds. We bought Vanguard Market Neutral (VMNFX) and Eaton Vance Global Macro Absolute Return (EIGMX), both of which use hedging techniques such as long- and short-selling strategies that seek to reduce their correlation with the stock market. We also added PowerShares S&P 500 Buy-Write ETF (PBP), which invests in the S&P 500 index and then sells covered call options on the index. Options pay a premium, and this income can help cushion market declines.

Because Markets Change
Stock and bond markets change over time, and these changes are often different than most of us expect. Rather than trying to predict how markets might change, we invest based on what we see now – and that’s what funds are bringing in good recent returns – and we change our portfolios as markets change.

Annual Report 2015	Upgraderfunds.com	21

FundX Flexible Total Return Fund
Value of $10,000 vs S&P 500 Index, Barclays Aggregate Bond Index and BofA Merrill Lynch 3-Month
U.S. Treasury Bill Index

This chart illustrates the performance of a hypothetical $10,000 investment, including reinvested dividends and distributions, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced.

	1 Year	3 Year	5 Year	Since Inception
				(5/29/09)
FundX Flexible Total Return Fund	(1.57)%	0.57%	2.17%	2.92%
S&P 500 Index	(0.61)%	12.40%	13.34%	14.71%
Barclays Aggregate Bond Index	2.94%	1.71%	3.10%	4.41%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.02%	0.06%	0.08%	0.09%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.upgraderfunds.com.

The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large sized U.S. companies. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes. The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price and total return performance of fixed-rate, publicly placed, dollar denominated, and non-convertible investment grade debt issues with at least $100 million par amount outstanding and with at least one year of final maturity. Returns include reinvested dividends but reflect no deduction for fees, expenses, or taxes. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income. One cannot invest directly in an index.

22	Annual Report 2015

TOTLX	Flexible Total Return Fund^ Flexible Income & Total Return

SCHEDULE OF INVESTMESTS AT SEPTEMBER 30, 2015

Shares	Investment Companies: 99.7%	Value
	Total Return Funds: 54.7%

135,114	Cohen & Steers Preferred Securities & Income Fund, Inc.	$1,813,223
103,908	Eaton Vance Global Macro Absolute Return Fund	939,329
48,255	Fidelity Balanced Fund	1,049,550
53,489	Fidelity Puritan Fund	1,097,603
6,819	Forward Select Income Fund	163,179
73,242	Gabelli ABC Fund	743,408
20,000	PowerShares S&P 500 BuyWrite Portfolio	403,600
178,746	Principal Preferred Securities Fund	1,808,905
43,025	T. Rowe Price Capital Appreciation Fund	1,133,705
60,776	Vanguard Market Neutral Fund *	739,648
	Total Total Return Funds	9,892,150

	Bond Funds: 45.0%
65,338	Buffalo High Yield Fund, Inc.	740,937
233	Fidelity Advisor High Income Advantage Fund	2,216
84,153	Fidelity Capital & Income Fund	778,416
75,551	DoubleLine Core Fixed Income Fund	819,725
217,387	DoubleLine Total Return Bond Fund	2,378,210
108,985	Eaton Vance Short Duration Strategic Income Fund	793,412
19,653	Guggenheim Total Return Bond Fund	521,402
104,548	Osterweis Strategic Income Fund	1,153,161
79,048	PIMCO Income Fund	955,693
	Total Bond Funds	8,143,172

	Total Investment Companies
	(Cost $18,483,120)	18,035,322

	Total Investments: 99.7%
	(Cost $18,483,120)	18,035,322
	Other Assets in Excess of Liabilities: 0.3%	47,744
	Net Assets: 100.0%	$18,083,066

* Non-income producing
^Effective 1/30/2015, the Fund changed its name from FundX Tactical Total Return Fund to FundX Flexible Total Return Fund.

The accompanying notes are an integral part of these financial statements.

Annual Report 2015	Upgraderfunds.com	23

STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2015
	FundX	FundX Aggressive	FundX Conservative
	Upgrader Fund	Upgrader Fund	Upgrader Fund
Assets
Investments in securities, at value (identified cost $245,941,562, $58,734,335, $54,276,793) (See Note 2)	$242,976,757	$59,946,156	$53,086,051
Investments in short-term securities, at value (identified cost $184,438, $1,123,477, $-) (See Note 2)	184,438	1,123,477	—
Total investments, at value (identified cost $246,126,000, $59,857,812, $54,276,793) (See Note 2)	243,161,195	61,069,633	53,086,051
Cash	250,000	250,000	569
Receivables:
Investment securities sold	222,865	324,424	280,000
Fund shares sold	131,617	324,130	70,286
Dividends and interest	102,461	29,298	11,350
Prepaid expenses and other assets	27,859	11,221	9,876
Total assets	243,895,997	62,008,706	53,458,132
Liabilities
Payables:
Investment securities purchased	89,269	1,814,080	85,622
Line of credit	—	—	121,000
Fund shares redeemed	39,847	28,555	64,918
Investment advisory fees, net	189,215	46,391	38,276
Administration fees	29,200	7,200	6,100
Audit fees	26,101	25,601	21,700
Custody fees	1,607	455	591
Fund accounting fees	16,600	4,200	3,600
Transfer agent fees	24,217	8,940	7,511
Trustee fees	16,216	3,962	3,532
Other accrued expenses	24,063	10,832	7,676
Total liablities	456,335	1,950,216	360,526
Net Assets	$243,439,662	$60,058,490	$53,097,606
Net assets applicable to shares outstanding	$243,439,662	$60,058,490	$53,097,606
Shares outstanding; unlimited number of shares authorized without par value	5,180,802	1,137,797	1,488,419
Net asset value, offering and redemption price per share	$46.99	$52.78	$35.67

Components of Net Assets
Paid-in capital	$273,625,678	$78,935,385	$52,469,885
Undistributed (accumulated) net investment income (loss)	1,249,143	45,798	455,697
Accumulated net realized gain (loss) on investments	(28,470,354)	(20,134,514)	1,362,766
Net unrealized appreciation (depreciation) on investments	(2,964,805)	1,211,821	(1,190,742)
Net assets	$243,439,662	$60,058,490	$53,097,606

The accompanying notes are an integral part of these financial statements.

24	Annual Report 2015

STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2015
	FundX Flexible	FundX Tactical	FundX Flexible
	Income Fund	Upgrader Fund	Total Return Fund
Assets
Investments in securities, at value (identified cost $108,441,485, $35,032,434, $18,483,120) (See Note 2)	$106,851,964	$34,025,420	$18,035,322
Investments in short-term securities, at value (identified cost $-, $264,872, $-) (See Note 2)	—	264,872	—
Total investments, at value (identified cost $108,441,485, $35,297,306, $18,483,120) (See Note 2)	106,851,964	34,290,292	18,035,322
Cash	13,964	242,000	10,429
Deposits at brokers for written options	—	8,109	18,032
Receivables:
Investment securities sold	250,000	1,538,099	40,000
Fund shares sold	2,011	700	84
Dividends and interest	—	53,926	3,292
Prepaid expenses and other assets	15,186	8,260	10,201
Total assets	107,133,125	36,141,386	18,117,360
Liabilities
Written Options, at value (Premiums received $-, $8,700, $-)	—	9,085	—
Payables:
Investment securities purchased	—	173,990	—
Fund shares redeemed	81,969	980	—
Investment advisory fees, net	55,112	25,929	1,291
Administration fees	14,000	4,200	2,100
Audit Fees	22,199	21,700	21,700
Custody fees	1,056	586	491
Fund accounting fees	7,800	2,400	1,300
Transfer agent fees	23,947	4,877	3,692
Trustees fees	7,062	2,362	1,166
Other accrued expenses	13,777	5,251	2,554
Total liabilities	226,922	251,360	34,294
Net Assets	$106,906,203	$35,890,026	$18,083,066
Net assets applicable to shares outstanding	$106,906,203	$35,890,026	$18,083,066
Shares outstanding; unlimited number of shares authorized without par value	3,784,084	1,776,579	734,650
Net asset value, offering and redemption price per share	$28.25	$20.20	$24.61

Components of Net Assets
Paid-in capital	$108,053,729	$70,022,871	$18,529,304
Undistributed (accumulated) net investment income	2,459,586	208,887	232,041
Accumulated net realized loss on investments	(2,017,591)	(33,334,333)	(230,481)
Net unrealized depreciation on investments	(1,589,521)	(1,007,399)	(447,798)
Net assets	$106,906,203	$35,890,026	$18,083,066

The accompanying notes are an integral part of these financial statements.

Annual Report 2015	Upgraderfunds.com	25

STATEMENTS OF OPERATIONS For The Year Ended September 30, 2015
	FundX	FundX Aggressive	FundX Conservative
	Upgrader Fund	Upgrader Fund	Upgrader Fund
INVESTMENT INCOME
Dividends	$2,750,861	$323,603	$1,302,097
Interest	57	5	167
Total investment income	2,750,918	323,608	1,302,264
EXPENSES
Investment advisory fees	2,754,068	690,762	589,650
Transfer agent fees	198,824	69,781	62,429
Fund accounting fees	94,062	23,552	21,535
Administration fees	167,711	40,319	37,115
Reports to shareholders	51,746	21,400	19,045
Custody fees	17,705	6,133	6,009
Audit fees	27,413	26,913	21,501
Registration fees	34,687	29,139	29,027
Trustee fees	80,553	19,847	17,395
Miscellaneous expenses	28,388	12,455	10,303
Interest expense (Note 6)	960	552	721
Legal fees	64,955	15,507	13,157
Insurance expense	14,520	6,966	4,185
Total expenses	3,535,592	963,326	832,072
Less: fees waived	(92,048)	(99,364)	(94,401)
Less: expenses paid indirectly (Note 3)	(84,112)	(34,272)	(15,347)
Net expenses	3,359,432	829,690	722,324
Net Investment income (loss)	(608,514)	(506,082)	579,940
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	7,112,376	(254,351)	(39,904)
Net realized gains (losses)	7,112,376	(254,351)	(39,904)
Capital gain distributions from regulated investment companies	12,465,199	3,677,240	1,717,610
Change in net unrealized appreciation / depreciation on investments	(19,983,208)	(2,662,017)	(2,570,737)
Net realized and unrealized gain (loss) on investments	(405,633)	760,872	(893,031)
Net increase (decrease) in net assets resulting from operations	$(1,014,147)	$254,790	$(313,091)

The accompanying notes are an integral part of these financial statements.

26	Annual Report 2015

STATEMENTS OF OPERATIONS For The Year Ended September 30, 2015
	FundX Flexible	FundX Tactical	FundX Flexible
	Income Fund	Upgrader Fund	Total Return Fund
INVESTMENT INCOME
Dividends	$5,630,960	$596,369	$499,711
Interest	44	135	—
Total investment income	5,631,004	596,504	499,711
EXPENSES
Investment advisory fees	979,050	382,812	144,433
Transfer agent fees	143,079	32,627	21,974
Fund accounting fees	48,523	12,680	5,923
Administration fees	86,995	21,724	10,169
Reports to shareholders	28,438	12,369	3,758
Custody fees	10,773	4,935	3,964
Audit fees	22,031	21,501	21,501
Registration fees	32,808	26,849	26,580
Trustee fees	40,016	10,657	4,535
Miscellaneous expenses	17,471	8,591	5,687
Interest expense (Note 6)	5,693	38	787
Legal fees	31,626	8,110	2,767
Insurance expense	7,410	4,170	1,558
Total expenses	1,453,913	547,063	253,636
Less: fees waived	(63,563)	(68,510)	(72,303)
Less: expenses paid indirectly (Note 3)	(48,399)	(4,867)	—
Net expenses	1,341,951	473,686	181,333
Net Investment income (loss)	4,289,053	122,818	318,378
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(3,625,840)	1,679,329	(406,831)
Written options	—	206,602	2,606
Net realized gains (losses)	(3,625,840)	1,885,931	(404,225)
Capital gain distributions from regulated investment companies	2,044,364	885,378	204,799
Change in net unrealized appreciation / depreciation on:
Investments	(3,792,935)	(3,198,808)	(483,381)
Written options	—	(385)	—
Net unrealized appreciation / depreciation	(3,792,935)	(3,199,193)	(483,381)
Net realized and unrealized loss on investments	(5,374,411)	(427,884)	(682,807)
Net decrease in net assets resulting from operations	$(1,085,358)	$(305,066)	$(364,429)

The accompanying notes are an integral part of these financial statements.

Annual Report 2015	Upgraderfunds.com	27

FUNDX	Upgrader Fund Global Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	September 30, 2015	September 30, 2014
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$(608,514)	$146,317
Net realized gain on investments	7,112,376	41,446,241
Capital gain distributions from regulated investment companies	12,465,199	4,708,079
Change in net unrealized appreciation / depreciation of investments	(19,983,208)	(14,011,039)
Net increase (decrease) in net assets resulting from operations	(1,014,147)	32,289,598
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,038,279)	(756,739)
Total distributions to shareholders	(1,038,279)	(756,739)
CAPITAL SHARE TRANSACTIONS
Net change in net assets derived from net change in outstanding shares (a)	(23,445,184)	(15,003,968)
Total change in net assets	(25,497,610)	16,528,891

NET ASSETS:
Beginning of period/year	268,937,272	252,408,381
End of period/year	$243,439,662	$268,937,272
Undistributed net investment income (loss)	$1,249,143	$1,038,323

(a) Summary of capital share transactions is as follows:

	Year Ended September 30, 2015		Year Ended September 30, 2014
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	792,530	$39,470,729	832,978	$38,298,802
Shares sold-in connection with merger (see Note 7)	—	—	162,521	7,466,211
Shares issued in reinvestment of distributions	20,463	1,013,509	16,313	743,193
Shares redeemed (b)	(1,281,571)	(63,929,422)	(1,339,023)	(61,512,174)
Net change in shares outstanding	(468,578)	$(23,445,184)	(327,211)	$(15,003,968)

(b) Net of redemption fees of $0 and $1,489, respectively.

The accompanying notes are an integral part of these financial statements.

28	Annual Report 2015

HOTFX	Aggressive Upgrader Fund Aggressive Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	September 30, 2015	September 30, 2014
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(506,082)	$(170,904)
Net realized gain (loss) on investments	(254,351)	9,874,230
Capital gain distributions from regulated investment companies	3,677,240	1,523,103
Change in net unrealized appreciation / depreciation of investments	(2,662,017)	(4,347,201)
Net increase in net assets resulting from operations	254,790	6,879,228
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(194,777)	(39,051)
Total distributions to shareholders	(194,777)	(39,051)
CAPITAL SHARE TRANSACTIONS
Net change in net assets derived from net change in outstanding shares (a)	(11,179,036)	(5,025,506)
Total change in net assets	(11,119,023)	1,814,671

NET ASSETS:
Beginning of period/year	71,177,513	69,362,842
End of period/year	$60,058,490	$71,177,513
Undistributed net investment income (loss)	$45,798	$194,777

(a) Summary of capital share transactions is as follows:

	Year Ended September 30, 2015		Year Ended September 30, 2014
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	165,347	$9,135,649	145,098	$7,666,035
Shares sold-in connection with merger (see Note 7)	—	—	104,460	5,489,352
Shares issued in reinvestment of distributions	3,445	193,100	731	38,743
Shares redeemed (b)	(357,938)	(20,507,785)	(341,738)	(18,219,636)
Net change in shares outstanding	(189,146)	$(11,179,036)	(91,449)	$(5,025,506)

(b) Net of redemption fees of $0 and $119, respectively.

The accompanying notes are an integral part of these financial statements.

Annual Report 2015	Upgraderfunds.com	29

RELAX	Conservative Upgrader Fund Balanced Fund

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	September 30, 2015	September 30, 2014
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$579,940	$674,915
Net realized gain (loss) on investments	(39,904)	5,393,899
Capital gain distributions from regulated investment companies	1,717,610	578,010
Change in net unrealized appreciation / depreciation of investments	(2,570,737)	(2,251,636)
Net increase (decrease) in net assets resulting from operations	(313,091)	4,395,188
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(881,851)	(620,296)
From net realized gain	(5,605,650)	—
Total distributions to shareholders	(6,487,501)	(620,296)
CAPITAL SHARE TRANSACTIONS
Net change in net assets derived from net change in outstanding shares (a)	3,337,179	9,173,235
Total change in net assets	(3,463,413)	12,948,127

NET ASSETS:
Beginning of period/year	56,561,019	43,612,892
End of period/year	$53,097,606	$56,561,019
Undistributed net investment income	$455,697	$443,071

(a) Summary of capital share transactions is as follows:

	Year Ended September 30, 2015		Year Ended September 30, 2014
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	397,535	$15,274,884	457,400	$18,209,513
Shares issued in reinvestment of distributions	173,591	6,428,087	15,708	612,776
Shares redeemed (b)	(480,616)	(18,365,792)	(245,305)	(9,649,054)
Net change in shares outstanding	90,510	$3,337,179	227,803	$9,173,235

(b) Net of redemption fees of $0 and $4,119, respectively.

The accompanying notes are an integral part of these financial statements.

30	Annual Report 2015

INCMX	Flexible Income Fund Fixed Income

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	September 30, 2015	September 30, 2014
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$4,289,053	$4,314,368
Net realized gain (loss) on investments	(3,625,840)	2,124,247
Capital gain distributions from regulated investment companies	2,044,364	1,611,342
Change in net unrealized appreciation / depreciation of investments	(3,792,935)	(1,104,589)
Net increase (decrease) in net assets resulting from operations	(1,085,358)	6,945,368
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(5,055,726)	(5,105,225)
From net realized gain	(3,454,367)	(897,367)
Total distributions to shareholders	(8,510,093)	(6,002,592)
CAPITAL SHARE TRANSACTIONS
Net change in net assets derived from net change in outstanding shares (a)	(32,751,934)	9,475,471
Total change in net assets	(42,347,385)	10,418,247

NET ASSETS:
Beginning of period/year	149,253,588	138,835,341
End of period/year	$106,906,203	$149,253,588
Undistributed net investment income	$2,459,586	$2,879,854

(a) Summary of capital share transactions is as follows:

	Year Ended September 30, 2015		Year Ended September 30, 2014
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	1,339,719	$39,336,010	1,453,861	$43,721,424
Shares issued in reinvestment of distributions	294,530	8,464,788	202,093	5,951,643
Shares redeemed (b)	(2,767,122)	(80,552,732)	(1,317,717)	(40,197,596)
Net change in shares outstanding	(1,132,873)	$(32,751,934)	338,237	$9,475,471

(b) Net of redemption fees of $0 and $219, respectively.

The accompanying notes are an integral part of these financial statements.

Annual Report 2015	Upgraderfunds.com	31

TACTX	Tactical Upgrader Fund Growth & Tactical Hedge

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	September 30, 2015	September 30, 2014
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$122,818	$54,633
Net realized gain (loss) on investments	1,679,329	(1,919,265)
Net realized gain on written options	206,602	648,753
Capital gain distributions from regulated investment companies	885,378	177,795
Change in net unrealized appreciation / depreciation of investments & written options	(3,199,193)	562,226
Net decrease in net assets resulting from operations	(305,066)	(475,858)
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(84,336)	—
From net realized gain	—	—
Total distributions to shareholders	(84,336)	—
CAPITAL SHARE TRANSACTIONS
Net change in net assets derived from net change in outstanding shares (a)	(9,418,290)	(7,683,980)
Total change in net assets	(9,807,692)	(8,159,838)

NET ASSETS:
Beginning of period/year	45,697,718	53,857,556
End of period/year	$35,890,026	$45,697,718
Undistributed net investment income	$208,887	$42,813

(a) Summary of capital share transactions is as follows:

	Year Ended September 30, 2015		Year Ended September 30, 2014
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	336,346	$7,253,309	779,410	$16,258,563
Shares issued in reinvestment of distributions	4,017	84,319	—	—
Shares redeemed	(814,339)	(16,755,918)	(1,157,186)	(23,942,543)
Net change in shares outstanding	(473,976)	$(9,418,290)	(377,776)	$(7,683,980)

The accompanying notes are an integral part of these financial statements.

32	Annual Report 2015

TOTLX	Flexible Total Return Fund Flexible Income & Total Return

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	September 30, 2015	September 30, 2014
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$318,378	$84,197
Net realized gain (loss) on investments	(406,831)	14,018
Net realized gain on written options	2,606	29,276
Capital gain distributions from regulated investment companies	204,799	56,909
Change in net unrealized appreciation / depreciation of investments	(483,381)	(160,820)
Net increase (decrease) in net assets resulting from operations	(364,429)	23,580
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(206,003)	(82,763)
From net realized gain	(95,691)	(57,218)
Total distributions to shareholders	(301,694)	(139,981)
CAPITAL SHARE TRANSACTIONS
Net change in net assets derived from net change in outstanding shares (a)	10,587,659	1,082,156
Total change in net assets	9,921,536	965,755

NET ASSETS:
Beginning of period/year	8,161,530	7,195,775
End of period/year	$18,083,066	$8,161,530
Undistributed net investment income	$232,041	$93,819

(a) Summary of capital share transactions is as follows:

	Year Ended September 30, 2015		Year Ended September 30, 2014
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	662,244	$16,878,077	222,083	$5,754,092
Shares issued in reinvestment of distributions	11,864	301,694	5,453	139,926
Shares redeemed	(257,761)	(6,592,112)	(185,351)	(4,811,862)
Net change in shares outstanding	416,347	$10,587,659	42,185	$1,082,156

The accompanying notes are an integral part of these financial statements.

Annual Report 2015	Upgraderfunds.com	33

FUNDX	Upgrader Fund Global Growth Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period / year
	Year Ended September 30,				Period Ended	Year Ended October 31,
	2015	2014	2013	2012	September 30, 2011*	2010
Net asset value, beginning of period / year	$47.60	$42.23	$35.52	$28.93	$31.34	$27.57
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (1)	(0.11) (6)	0.03 (6)	0.13 (6)	0.18 (6)	(0.01) (6)	0.02 (6)
Net realized and unrealized gain (loss) on investments	(0.31)	5.47	6.86	6.45	(2.37)	3.89
Total from investment operations	(0.42)	5.50	6.99	6.63	(2.38)	3.91

LESS DISTRIBUTIONS:
From net investment income	(0.19)	(0.13)	(0.28)	(0.04)	(0.03)	(0.14)
From net realized gain	—	—	—	—	—	—
Total distributions	(0.19)	(0.13)	(0.28)	(0.04)	(0.03)	(0.14)
Paid-in capital from redemption fees (Note 2)	0.00	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)

Net asset value, end of period / year	$46.99	$47.60	$42.23	$35.52	$28.93	$31.34

Total return	(0.91)%	13.01%	19.83%	22.95%	(7.61)% ^	14.20%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period / year (millions)	$243.4	$268.9	$252.4	$256.1	$250.6	$344.6

RATIO OF EXPENSES TO AVERAGE NET ASSETS (3):
Before fees waived and expenses absorbed	1.28%	1.26%	1.26%	1.25%	1.24% +	1.24%
After fees waived and expenses absorbed (4)	1.25%	1.25%	1.26%	1.25%	1.24% +	1.24%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS (3):
Before fees waived and expenses absorbed	(0.28)%	0.02%	0.33%	0.53%	(0.05)% +	0.05%
After fees waived and expenses absorbed (5)	(0.25)%	0.03%	0.33%	0.53%	(0.05)% +	0.05%
Portfolio turnover rate	115%	164%	201%	128%	153% ^	139%

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Amount is less than $0.01.
(3)	Does not include expenses of investment companies in which the Fund invests.
(4)
Including credits for expenses paid indirectly, the ratio of expenses to average net assets would have been 1.22%, 1.22%, 1.24%, 1.24%, 1.23%, and 1.22% for the periods/years ended September 30, 2015, September 30, 2014, September 30, 2013, September 30, 2012, September 30, 2011 and October 31, 2010, respectively. (Note 3)

(5)
Including credits for expenses paid indirectly, the ratio of net investment income (loss) to average net assets would have been (0.22)%, 0.06%, 0.35%, 0.54%, (0.04)% and 0.07% for the periods/years ended September 30, 2015, September 30, 2014, September 30, 2013, September 30, 2012, September 30, 2011 and October 31, 2010, respectively. (Note 3)

(6)	Calculated using the average shares outstanding method
^	Not Annualized.
+	Annualized.
*	Effective September 30, 2011, the Fund changed its fiscal year end from October 31 to September 30. The information presented is for the period from November 1, 2010 to September 30, 2011.

The accompanying notes are an integral part of these financial statements.

34	Annual Report 2015

HOTFX	Aggressive Upgrader Fund Aggressive Growth Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period / year
	Year Ended September 30,				Period Ended	Year Ended October 31,
	2015	2014	2013	2012	September 30, 2011*	2010
Net asset value, beginning of period / year	$53.64	$48.90	$41.12	$33.19	$35.93	$31.43
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (1)	(0.42) (6)	(0.12) (6)	0.07 (6)	0.00 (6)	(0.14) (6)	0.03 (6)
Net realized and unrealized gain (loss) on investments	(0.29)	4.89	7.84	7.93	(2.55)	4.60
Total from investment operations	(0.71)	4.77	7.91	7.93	(2.69)	4.63

LESS DISTRIBUTIONS:
From net investment income	(0.15)	(0.03)	(0.13)	—	(0.05)	(0.13)
From net realized gain	—	—	—	—	—	—
Total distributions	(0.15)	(0.03)	(0.13)	—	(0.05)	(0.13)
Paid-in capital from redemption fees (Note 2)	0.00	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)

Net asset value, end of period / year	$52.78	$53.64	$48.90	$41.12	$33.19	$35.93

Total return	(1.33)%	9.73%	19.30%	23.89%	(7.51)% ^	14.73%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period / year (millions)	$60.1	$71.2	$69.4	$71.5	$74.9	$100.3

RATIO OF EXPENSES TO AVERAGE NET ASSETS (3):
Before fees waived and expenses absorbed	1.39%	1.36%	1.37%	1.33%	1.31% +	1.31%
After fees waived and expenses absorbed (4)	1.25%	1.25%	1.36%	1.33%	1.31% +	1.31%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS (3):
Before fees waived and expenses absorbed	(0.92)%	(0.35)%	0.13%	0.00%	(0.41)% +	0.09%
After fees waived and expenses absorbed (5)	(0.78)%	(0.24)%	0.14%	0.00%	(0.41)% +	0.09%
Portfolio turnover rate	136%	168%	207%	139%	153% ^	146%

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Amount is less than $0.01.
(3)	Does not include expenses of investment companies in which the Fund invests.
(4)
Including credits for expenses paid indirectly, the ratio of expenses to average net assets would have been 1.20%, 1.24%, 1.34%, 1.32%, 1.30% and 1.30% for the period/years ended September 30, 2015, September 30, 2014, September 30, 2013, September 30, 2012, September 30, 2011 and October 31, 2010, respectively. (Note 3)

(5)
Including credits for expenses paid indirectly, the ratio of net investment loss to average net assets would have been (0.73)%, (0.23)%, 0.15%, 0.01%, (0.40)% and 0.10% for the periods/years ended September 30, 2015, September 30, 2014, September 30, 2013, September 30, 2012, September 30, 2011 and October 31, 2010, respectively. (Note 3)

(6)	Calculated using the average shares outstanding method.
^	Not Annualized.
+	Annualized.
*	Effective September 30, 2011, the Fund changed its fiscal year end from October 31 to September 30. The information presented is for the period from November 1, 2010 to September 30, 2011.

The accompanying notes are an integral part of these financial statements.

Annual Report 2015	Upgraderfunds.com	35

RELAX	Conservative Upgrader Fund Balanced Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period / year
	Year Ended September 30,				Period Ended	Year Ended October 31,
	2015	2014	2013	2012	September 30, 2011*	2010
Net asset value, beginning of period / year	$40.46	$37.27	$34.05	$29.80	$31.90	$28.56
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (1)	0.38 (6)	0.53 (6)	0.61 (6)	0.49 (6)	0.47 (6)	0.39 (6)
Net realized and unrealized gain (loss) on investments	(0.70)	3.18	3.54	4.20	(2.12)	3.29
Total from investment operations	(0.32)	3.71	4.15	4.69	(1.65)	3.68

LESS DISTRIBUTIONS:
From net investment income	(0.61)	(0.52)	(0.93)	(0.45)	(0.45)	(0.34)
From net realized gain	(3.86)	—	—	—	—	—
Total distributions	(4.47)	(0.52)	(0.93)	(0.45)	(0.45)	(0.34)
Paid-in capital from redemptions fees (Note 2)	0.00	0.00 (2)	0.00 (2)	0.01	0.00 (2)	0.00 (2)

Net asset value, end of period / year	$35.67	$40.46	$37.27	$34.05	$29.80	$31.90

Total return	(1.21)%	9.98%	12.50%	15.88%	(5.31)% ^	12.96%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period / year (millions)	$53.1	$56.6	$43.6	$46.6	$55.0	$65.5

RATIO OF EXPENSES TO AVERAGE NET ASSETS (3):
Before fees waived and expenses absorbed	1.41%	1.38%	1.44%	1.37%	1.32% +	1.37%
After fees waived and expenses absorbed (4)	1.25%	1.25%	1.42%	1.37%	1.32% +	1.37%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS (3):
Before fees waived and expenses absorbed	0.80%	1.17%	1.69%	1.49%	1.55% +	1.27%
After fees waived and expenses absorbed (5)	0.96%	1.30%	1.71%	1.49%	1.55% +	1.27%
Portfolio turnover rate	140%	127%	144%	122%	165% ^	124%

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Amount is less than $0.01.
(3)	Does not include expenses of investment companies in which the Fund invests.
(4)
Including credits for expenses paid indirectly, the ratio of expenses to average net assets would have been 1.23%, 1.21%, 1.41%, 1.36% 1.30%, and 1.35% for the periods/years ended September 30, 2015, September 30, 2014, September 30, 2013, September 30, 2012, September 30, 2011, and October 31, 2010, respectively. (Note 3)

(5)
Including credits for expenses paid indirectly, the ratio of net investment income to average net assets would have been 0.98%, 1.34%, 1.72%, 1.50%, 1.85% and 1.29% for the periods/years ended September 30, 2015, September 30, 2014, September 30, 2013, September 30, 2012, September 30, 2011, and October 31, 2010, respectively. (Note 3)

(6)	Calculated using the average shares outstanding method.
^	Not Annualized.
+	Annualized.
*	Effective September 30, 2011, the Fund changed its fiscal year end from October 31 to September 30. The information presented is for the period from November 1, 2010 to September 30, 2011.

The accompanying notes are an integral part of these financial statements.

36	Annual Report 2015

INCMX	Flexible Income Fund Fixed Income

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period / year
	Year Ended September 30,				Period Ended	Year Ended October 31,
	2015	2014	2013	2012	September 30, 2011*	2010
Net asset value, beginning of period / year	$30.35	$30.32	$31.35	$30.23	32.19	$30.07
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (1)	0.90 (6)	0.93 (6)	1.03 (6)	0.89 (6)	1.07 (6)	0.93 (6)
Net realized and unrealized gain (loss) on investments	(1.21)	0.61	(0.24)	1.49	(1.39)	1.92
Total from investment operations	(0.31)	1.54	0.79	2.38	(0.32)	2.85

LESS DISTRIBUTIONS:
From net investment income	(1.06)	(1.28)	(1.38)	(1.01)	(1.20)	(0.73)
From net realized gain	(0.73)	(0.23)	(0.44)	(0.25)	(0.44)	—
Total distributions	(1.79)	(1.51)	(1.82)	(1.26)	(1.64)	(0.73)
Paid-in capital from redemption fees (Note 2)	0.00	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)

Net asset value, end of period / year	$28.25	$30.35	$30.32	$31.35	$30.23	$32.19

Total return	(1.12)%	5.22%	2.58%	8.10%	(1.03)% ^	9.67%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period / year (millions)	$106.9	$149.3	$138.8	$135.4	$173.2	$174.4

RATIO OF EXPENSES TO AVERAGE NET ASSETS (3):
Before fees waived and expenses absorbed	1.04%	0.96%	0.97%	0.95%	0.93% +	0.96%
After fees waived and expenses absorbed (4)	0.99%	0.96%	0.97%	0.95%	0.93% +	0.96%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS (3):
Before fees waived and expenses absorbed	2.98%	3.04%	3.37%	2.90%	3.74% +	3.01%
After fees waived and expenses absorbed (5)	3.03%	3.04%	3.37%	2.90%	3.74% +	3.01%
Portfolio turnover rate	124%	54%	101%	79%	141% ^	106%

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Amount is less than $0.01.
(3)	Does not include expenses of investment companies in which the Fund invests.
(4)
Including credits for expenses paid indirectly, the ratio of expenses to average net assets would have been 0.96%, 0.93%, 0.95%, 0.94%, 0.92%, and 0.94% for the periods/years ended September 30, 2015, September 30, 2014, September 30, 2013, September 30, 2012, September 30, 2011, and October 31, 2010, respectively. (Note 3)

(5)
Including credits for expenses paid indirectly, the ratio of net investment income to average net assets would have been 3.07%, 3.07%, 3.39%, 2.91%, 3.75%, and 3.03% for the periods/years ended September 30, 2015, September 30, 2014, September 30, 2013, September 30, 2012, September 30, 2011, and October 31, 2010, respectively. (Note 3)

(6)	Calculated using the average shares outstanding method.
^	Not Annualized.
+	Annualized.
*	Effective September 30, 2011, the Fund changed its fiscal year end from October 31 to September 30. The information presented is for the period from November 1, 2010 to September 30, 2011.

The accompanying notes are an integral part of these financial statements.

Annual Report 2015	Upgraderfunds.com	37

TACTX	Tactical Upgrader Fund Growth & Tactical Hedge

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period / year
	Year Ended September 30,				Period Ended	Year Ended October 31,
	2015	2014	2013	2012	September 30, 2011*	2010
Net asset value, beginning of period / year	$20.31	$20.49	$19.67	$18.20	$17.59	$16.85
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (1)	0.07 (6)	0.02 (6)	(0.04) (6)	(0.09) (6)	(0.17) (6)	0.13 (6)
Net realized and unrealized gain (loss) on investments	(0.13)	(0.20)	0.86	1.56	0.78	0.80
Total from investment operations	(0.06)	(0.18)	0.82	1.47	0.61	0.93
Paid-in capital from redemption fees (Note 2)	0.00	0.00	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)

LESS DISTRIBUTIONS:
From net investment income	(0.05)	—	—	—	—	(0.19)
From net realized gain	—	—	—	—	—	—
Total distributions	(0.05)	—	—	—	—	(0.19)

Net asset value, end of period / year	$20.20	$20.31	$20.49	$19.67	$18.20	$17.59

Total return	(0.32)%	(0.93)%	4.22%	8.08%	3.47% ^	5.59%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period / year (millions)	$35.9	$45.7	$53.9	$44.4	$28.6	$32.2

RATIO OF EXPENSES TO AVERAGE NET ASSETS (3):
Before fees waived and expenses absorbed	1.43%	1.33%	1.39%	1.37%	1.46% +	1.44%
After fees waived and expenses absorbed (4)	1.25%	1.25%	1.38%	1.37%	1.47% +	1.44%

RATIO OF NET INVESTMENT (LOSS) TO AVERAGE NET ASSETS (3):
Before fees waived and expenses absorbed	0.13%	0.01%	(0.23)%	(0.47)%	(1.02)% +	0.75%
After fees waived and expenses absorbed (5)	0.31%	0.10%	(0.22)%	(0.47)%	(1.03)% +	0.75%
Portfolio turnover rate	279%	202%	408%	438%	589% ^	331%

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Amount is less than $0.01.
(3)	Does not include expenses of investment companies in which the Fund invests.
(4)
Including credits for expenses paid indirectly, the ratio of expenses to average net assets would have been 1.24%, 1.25%, 1.38%, 1.36%, 1.45% and 1.42% for the periods/years ended September 30, 2015, September 30, 2014, September 30, 2013, September 30, 2012, September 30, 2011 and October 31, 2010, respectively. (Note 3)

(5)
Including credits for expenses paid indirectly, the ratio of net investment income to average net assets would have been 0.32%, 0.10%, (0.22)%, (0.46)%, (1.01)% and 0.77% for the periods/years ended September 30, 2015, September 30, 2014, September 30, 2013, September 30, 2012, September 30, 2011 and October 31, 2010, respectively. (Note 3)

(6)	Calculated using the average shares outstanding method.
^	Not Annualized.
+	Annualized.
*	Effective September 30, 2011, the Fund changed its fiscal year end from October 31 to September 30. The information presented is for the period from November 1, 2010 to September 30, 2011.

The accompanying notes are an integral part of these financial statements.

38	Annual Report 2015

TOTLX	Flexible Total Return Fund Flexible Income & Total Return

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period / year
	Year Ended September 30,				Period Ended	Year Ended October 31,
	2015	2014	2013	2012	September 30, 2011*	2010
Net asset value, beginning of period / year	$25.64	$26.06	$26.31	$25.95	$26.99	$25.72
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (1)	0.56 (6)	0.32 (6)	0.31 (6)	0.13 (6)	0.11 (6)	0.31 (6)
Net realized and unrealized gain (loss) on investments	(0.94)	(0.10)	0.32	1.71	0.13	1.20
Total from investment operations	(0.38)	0.22	0.63	1.84	0.24	1.51
Paid-in capital from redemption fees (Note 2)	0.00	0.00	0.00	0.00 (2)	0.00	0.00 (2)

LESS DISTRIBUTIONS:
From net investment income	(0.44)	(0.38)	(0.22)	(0.02)	(0.28)	(0.24)
From net realized gain	(0.21)	(0.26)	(0.66)	(1.46)	(1.00)	—
Total distributions	(0.65)	(0.64)	(0.88)	(1.48)	(1.28)	(0.24)

Net asset value, end of period / year	$24.61	$25.64	$26.06	$26.31	$25.95	$26.99

Total return	(1.57)%	0.85%	2.49%	7.33%	0.84% ^	5.93%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period / year (millions)	$18.1	$8.2	$7.2	$8.1	$5.7	$5.2

RATIO OF EXPENSES TO AVERAGE NET ASSETS (3):
Before fees waived and expenses absorbed	1.75%	2.45%	2.47%	2.21%	2.97% +	2.50%
After fees waived and expenses absorbed	1.25%	1.25% (4)	1.48%	1.50%	1.50% + (4)	1.50% (4)

RATIO OF NET INVESTMENT (LOSS) TO AVERAGE NET ASSETS (3):
Before fees waived and expenses absorbed	1.70%	0.06%	0.22%	(0.20)%	(1.03)% +	0.15%
After fees waived and expenses absorbed	2.20%	1.25% (5)	1.21%	0.51%	0.44% + (5)	1.15% (5)
Portfolio turnover rate	175%	155%	261%	213%	297% ^	239%

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Amount is less than $0.01.
(3)	Does not include expenses of investment companies in which the Fund invests.
(4)
Including credits for expenses paid indirectly, the ratio of expenses to average net assets would have been 1.25%, 1.48% and 1.48% for the period/year ended September 30, 2014, September 30, 2011 and October 31, 2010, respectively. (Note 3).

(5)
Including credits for expenses paid indirectly, the ratio of net investment income to average net assets would have been 2.20%, 1.21% and 1.17% for the period/year ended September 30, 2014, September 30, 2011 and October 31, 2010, respectively. (Note 3).

(6)	Calculated using the average shares outstanding method.
^	Not Annualized.
+	Annualized.
**	Effective September 30, 2011, the Fund changed its fiscal year end from October 31 to September 30. The information presented is for the period from November 1, 2010 to September 30, 2011.

The accompanying notes are an integral part of these financial statements.

Annual Report 2015	Upgraderfunds.com	39

NOTES TO THE FINANCIAL STATEMENTS SEPTEMBER 30, 2015

NOTE 1 – ORGANIZATION
FundX Investment Trust (the “Trust”) was organized as a Delaware business trust on March 12, 2014, and is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Funds comprising the Trust consist of FundX Upgrader Fund (“Upgrader Fund”), FundX Aggressive Upgrader Fund (“Aggressive Fund”), FundX Conservative Upgrader Fund (“Conservative Fund”), FundX Flexible Income Fund (“Flexible Income Fund”), FundX Tactical Upgrader Fund (“Tactical Fund”), and FundX Flexible Total Return Fund (“Flexible Total Return Fund”), collectively, the “Funds”. Effective January 31, 2015, the Flexible Total Return Fund changed its name from FundX Tactical Total Return Fund to FundX Flexible Total Return Fund. The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The Funds were organized to serve as Successor Funds to certain predecessor mutual funds that were previously part of another investment company, Professionally Managed Portfolios, which were also advised by the FundX Investment Group, LLC (the “Advisor”) and were merged with and into the Successor Funds as part of a reorganization transaction that became effective on August 4, 2014.

Upgrader Fund commenced operations on November 1, 2001. Aggressive Fund, Conservative and Flexible Income Fund commenced operations on July 1, 2002. Tactical Fund commenced operations on February 29, 2008. Flexible Total Return Fund commenced operations on May 29, 2009.

The investment objective of the Upgrader Fund and the Aggressive Fund is to maximize capital appreciation over the long term without regard to income. The investment objective of the Conservative Fund is to obtain capital appreciation over the long term while at times providing a low level of current income to reduce portfolio volatility. The investment objective of the Flexible Income Fund is to generate total return, which is capital appreciation plus current income. The investment objective of the Tactical Fund is to seek long-term capital appreciation; capital preservation is a secondary consideration. The investment objective of the Flexible Total Return Fund is to seek long-term capital appreciation and current income with an emphasis on risk management.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A. Security Valuation. Investments in open-end mutual funds are valued at their respective net asset values on the valuation date. Security valuations for the Funds’ investments in investment companies are furnished by an independent pricing service that has been approved by the Funds’ board of directors. All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Short-term securities that have maturities of less than 60, at time of purchase, days are valued at amortized cost, which when combined with accrued interest, approximates market value.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith or under the direction of the Board of Trustees. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of September 30, 2015 the Funds did not hold fair valued securities.

As described above, the Funds may utilize various methods to measure the fair value of some of their investments. U.S.GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 –	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 –	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

40	Annual Report 2015

NOTES TO THE FINANCIAL STATEMENTS SEPTEMBER 30, 2015, continued

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2015:

FUNDX UPGRADER FUND	Level 1	Level 2	Level 3	Total
Investment Companies	$242,976,757	$ —	$ —	$242,976,757
Short-Term Investments	184,438	—	—	184,438
Total Investments in Securities	$243,161,195	$ —	$ —	$243,161,195

FUNDX AGGRESSIVE UPGRADER FUND	Level 1	Level 2	Level 3	Total
Investment Companies	$59,946,156	$ —	$ —	$59,946,156
Short-Term Investments	1,123,477	—	—	1,123,477
Total Investments in Securities	$61,069,633	$ —	$ —	$61,069,633

FUNDX CONSERVATIVE UPGRADER FUND	Level 1	Level 2	Level 3	Total
Investment Companies	$53,086,051	$ —	$ —	$53,086,051
Total Investments in Securities	$53,086,051	$ —	$ —	$53,086,051

FUNDX FLEXIBLE INCOME FUND	Level 1	Level 2	Level 3	Total
Investment Companies	$106,851,964	$ —	$ —	$106,851,964
Total Investments in Securities	$106,851,964	$ —	$ —	$106,851,964

FUNDX TACTICAL UPGRADER FUND	Level 1	Level 2	Level 3	Total
Investment Companies	$34,025,420	$ —	$ —	$34,025,420
Short-Term Investments	264,872	—	—	264,872
Total Investments in Securities	$34,290,292	$ —	$ —	$34,290,292

Other Financial Instruments * Written Options	$ —	$(9,085)	$ —	$(9,085)

FUNDX FLEXIBLE TOTAL RETURN FUND	Level 1	Level 2	Level 3	Total
Investment Companies	$18,035,322	$ —	$ —	$18,035,322
Total Investments in Securities	$18,035,322	$ —	$ —	$18,035,322

None of the Funds had transfer into or out of Levels 1 and 2 during the year ended September 30, 2015. The Funds recognize transfers at the end of each reporting period.

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swaps contracts and written options. Futures, forwards and swaps contracts are valued at the unrealized appreciation (depreciation) on the instrument while written options are valued at market value.

B. Federal Income Taxes. The Funds have elected to be taxed as “regulated investment companies” and intend to distribute substantially all taxable income to their shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

To avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends, in each calendar year, at least 98% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Annual Report 2015	Upgraderfunds.com	41

NOTES TO THE FINANCIAL STATEMENTS SEPTEMBER 30, 2015, continued

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year. At September 30, 2015, the following capital loss carry forwards were available:

	Expires 2016	Expires 2017	Infinite Short-Term	Infinite Long-Term	Total
UPGRADER FUND	$ —	$28,449,430	$ —	$ —	$28,449,430
AGGRESSIVE FUND	—	20,124,905	—	—	20,124,905
TACTICAL FUND	6,052,283	27,154,437	—	—	33,206,720

As of September 30, 2015, there was no Capital Loss Carryover for the FundX Conservative Upgrader Fund, FundX Flexible Income Fund, and FundX Flexible Total Return Fund.

For fiscal year ended September 30, 2015, the following funds have utilized Capital Loss Carryover in the following amounts:

UPGRADER FUND	$17,722,823
AGGRESSIVE UPGRADER FUND	2,871,009
TACTICAL UPGRADER FUND	1,774,197

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2012–2014, or expected to be taken in the Funds’ 2015 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and California State; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C. Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on an identified cost basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

D. Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Funds normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

E. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

F. Share Valuation. The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share for each Fund is equal to each Fund’s net asset value per share.

G. Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

H. Options Contracts. When the Funds write an option, an amount equal to the premium received by each Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gain from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commission, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Funds have a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Funds. The Funds, as writer of an option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

When the Funds purchase an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Funds enter into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

42	Annual Report 2015

NOTES TO THE FINANCIAL STATEMENTS SEPTEMBER 30, 2015, continued

The activity in written options during the year ended September 30, 2015, is as follows:

FUNDX TACTICAL UPGRADER FUND	Contracts	Premiums Received
Options outstanding, beginning of period	—	$ —
Options written	11,621	1,880,640
Options exercised	(500)	(59,518)
Options expired	(48)	(7,440)
Options closed	(11,050)	(1,804,982)
Options outstanding, end of period	23	8,700

FUNDX FLEXIBLE TOTAL RETURN FUND	Contracts	Premiums Received
Options outstanding, beginning of period	—	$ —
Options written	120	23,087
Options exercised	—	—
Options expired	—	—
Options closed	(120)	(23,087)
Options outstanding, end of period	—	—

The Funds have adopted financial reporting rules and regulations that require enhanced disclosure regarding derivatives and hedging activity intending to improve financial reporting of derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Tactical Fund and Flexible Total Return Fund may invest, at the time of purchase, up to 5% of the Funds’ net assets in options, which are a type of derivative and employ specialized trading techniques such as options trading to increase the Funds’ exposure to certain selected securities. The Tactical Fund and Flexible Total Return Fund may employ these techniques as hedging tools as well as speculatively to enhance returns. Other than when used for hedging, these techniques may be riskier than many investment strategies and may result in greater volatility for the Fund, particularly in periods of market declines. As a hedging tool, options may help cushion the impact of market declines, but may reduce the Funds’ participation in a market advance. At September 30, 2015, the Flexible Total Return Fund had no investments in options. The Tactical Fund had written options as of September 30, 2015.

Statement of Assets and Liabilities – Market Values of Derivative Instruments as of September 30, 2015:
Market Value
FUNDX TACTICAL UPGRADER FUND
Equity Contracts	Written Options	$9,085

Statement of Operations – The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2015 were as follows:

Amount of realized gain (loss) on derivative instruments recognized in income:

	Purchased Options	Written Options
FUNDX TACTICAL UPGRADER FUND	$868,915	$206,602
FUNDX FLEXIBLE TOTAL RETURN FUND	$4,411	$2,606

Change in unrealized appreciation (depreciation) on derivative instruments recognized in income:

	Purchased Options	Written Options
FUNDX TACTICAL UPGRADER FUND	$(47,480)	$(385)
FUNDX FLEXIBLE TOTAL RETURN FUND	$(1,140)	$ —

Annual Report 2015	Upgraderfunds.com	43

NOTES TO THE FINANCIAL STATEMENTS SEPTEMBER 30, 2015, continued

I. Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent difference be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended September 30, 2015, the following adjustments were made:

	Undistributed Net	Accumulated
	Investment Income	Gains/Losses	Paid-In Capital
UPGRADER FUND	$1,857,613	$(1,857,657)	$44
AGGRESSIVE FUND	551,880	(551,880)	—
CONSERVATIVE FUND	314,537	(314,537)	—
FLEXIBLE INCOME FUND	346,405	(346,405)	—
TACTICAL FUND	127,592	(127,592)	—
FLEXIBLE TOTAL RETURN FUND	25,847	(25,847)	—

The permanent differences primarily relate to ETF and mutual fund dividend reclassifications and net operating losses.

J. Subsequent Events. In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued. At a meeting held on November 18, 2015, the Board of Trustees approved the Upgrader Fund, Aggressive Fund, Conservative Fund and Tactical Funds’ operating expense limitation to be increased from 1.25% to 1.35%, effective February 1, 2016. There were no other events or transactions during the period that materially impacted the amounts or disclosures in the Funds’ financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS
FundX Investment Group, LLC (the “Advisor”) provides the Funds with investment management services under an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services and most of the personnel needed by the Funds. As compensation for its services, the Advisor receives a monthly fee at the annual rate of 1.00% on the first $500 million of average daily net assets, 0.90% on net assets of $500 million to $750 million, 0.80% on net assets of $750 million to $1 billion and 0.70% on net assets exceeding $1 billion for the Upgrader Fund, the Aggressive Fund and the Conservative Fund. For the Flexible Income Fund, the Advisor receives a monthly fee at an annual rate of 0.70% based upon the average daily net assets of the Fund. For the Tactical Fund and the Flexible Total Return Fund, the Advisor receives a monthly fee at the annual rate of 1.00% based upon the average daily net assets of each fund. For the year ended September 30, 2015, the Upgrader Fund, Aggressive Fund, Conservative Fund, Flexible Income Fund, Tactical Fund and Flexible Total Return Fund incurred $2,754,068, $690,762, $589,650, $979,050, $382,812 and $144,433 in investment advisory fees, respectively.

The Advisor has contractually agreed to limit the Funds’ total operating expenses by reducing all or a portion of their fees and reimbursing the Funds’ expenses so that their ratio of expenses to average net assets will not exceed the following:

UPGRADER FUND	1.25%	FLEXIBLE INCOME FUND	0.99%
AGGRESSIVE FUND	1.25%	TACTICAL FUND	1.25%
CONSERVATIVE FUND	1.25%	FLEXIBLE TOTAL RETURN FUND	1.25%

The contract is in effect through January 31, 2016 and may be terminated at any time by the Board of Trustees upon sixty days written notice to the Advisor. The Advisor is permitted to seek reimbursement from the Funds, subject to limitations, for fees waived and/or Fund expenses it pays over the following three years after such payment. The Funds must pay their current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated. For the year ended September 30, 2015 the Advisor waived $92,048, $99,364, $94,401, $63,563, $68,510 and $72,303 in fees for the Upgrader Fund, Aggressive Fund, Conservative Fund, Flexible Income, Tactical Fund and Flexible Total Return Fund, respectively.

At September 30, 2015, the remaining cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Upgrader Fund, Aggressive Fund, Conservative Fund, Flexible Income, Tactical Fund and Flexible Total Return Fund that may be recouped was $118,662, $187,022, $168,225, $63,563, $119,110 and $224,405 respectively. The Advisor may recapture portions of the above amounts no later than the dates as stated below:

	September
	2016	2017	2018	Total
UPGRADER FUND	$4,891	$21,723	$92,048	$118,662
AGGRESSIVE FUND	5,695	81,963	99,364	187,022
CONSERVATIVE FUND	6,121	67,703	94,401	168,225
FLEXIBLE INCOME FUND	—	—	63,563	63,563
TACTICAL FUND	3,774	46,826	68,510	119,110
FLEXIBLE TOTAL RETURN FUND	71,834	80,268	72,303	224,405

44	Annual Report 2015

NOTES TO THE FINANCIAL STATEMENTS SEPTEMBER 30, 2015, continued

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (“Administrator”) and, in that capacity, performs various administrative and accounting services for the Funds. USBFS also serves as the Funds’ fund accountant, transfer agent, dividend disbursing agent and registrar. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Funds. Fees paid by the Funds for Administration services for the year ended September 30, 2015 are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) serves as principal underwriter for shares of the Funds, and acts as each Fund’s Distributor in a continuous public offering of each Fund’s shares. U.S. Bank, N.A. (“U.S. Bank”) serves as the Funds’ custodian (the “Custodian”). Both the Distributor and Custodian are both affiliates of the Administrator.

U.S. Bank receives fees from the underlying funds (“Underlying Funds”) in which the Funds invest for servicing these same shareholder accounts of the underlying Funds by third parties. USBFS and the Funds have agreed that USBFS will reduce its fees for fund administration, fund accounting, fund transfer agency and fund custodial services in an amount equal to 70% of the fees received by U.S. Bank. For the year ended September 30, 2015, this expense reduction, in aggregate, equaled $84,112, $34,272, $15,347, $48,399, $4,867 and $0 for the Upgrader Fund, Aggressive Fund, Conservative Fund, Flexible Income Fund, Tactical Fund and Flexible Total Return Fund, respectively. These expense reductions are reflected on the Statement of Operations as “expenses paid indirectly.”

NOTE 4 – PURCHASES AND SALES OF SECURITIES
The cost of purchases and proceeds from the sales of securities, excluding short-term investments, for the year ended September 30, 2015 are as follows:

	Purchases	Sales
UPGRADER FUND	$313,559,933	$326,052,098
AGGRESSIVE FUND	93,322,953	101,527,742
CONSERVATIVE FUND	82,037,023	82,805,541
FLEXIBLE INCOME FUND	171,789,068	206,998,388
TACTICAL FUND	104,017,334	112,271,833
FLEXIBLE TOTAL RETURN FUND	35,806,548	24,989,535

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the year ended September 30, 2015 and the year ended September 30, 2014 were as follows:

	September 30, 2015		September 30, 2014
	Ordinary Income	Long-Term Capital Gain*	Ordinary Income	Long-Term Capital Gain*
UPGRADER FUND	$1,038,279	$ —	$756,739	$ —
AGGRESSIVE FUND	194,777	—	39,051	—
CONSERVATIVE FUND	2,611,859	3,875,642	620,296	—
FLEXIBLE INCOME FUND	5,055,726	3,454,367	5,105,225	897,367
TACTICAL FUND	84,336	—	—	—
FLEXIBLE TOTAL RETURN FUND	210,314	91,380	116,860	23,121
*	Designated as long-term capital gain divided, pursuant to Internal Revenue Code Section 852(b)(3).

Annual Report 2015	Upgraderfunds.com	45

NOTES TO THE FINANCIAL STATEMENTS SEPTEMBER 30, 2015, continued

As of September 30, 2015, components of distributable earnings on a tax basis were as follows:

	FUNDX UPGRADER FUND	FUNDX AGGRESSIVE UPGRADER FUND	FUNDX CONSERVATIVE UPGRADER FUND
Cost of investments	$246,146,924	$59,867,421	$54,277,406
Gross tax unrealized appreciation	7,342,031	3,401,464	327,094
Gross tax unrealized depreciation	(10,327,760)	(2,199,252)	(1,518,449)
Net tax unrealized appreciation	$(2,985,729)	$1,202,212	$(1,191,355)
Undistributed ordinary income	$1,249,143	$45,798	$455,697
Undistributed long-term capital gain	—	—	1,363,379
Total distributable earnings	1,249,143	45,798	1,819,076
Other accumulated gain/(loss)	(28,449,430)	(20,124,905)	—
Total accumulated gain/(loss)	$(30,186,016)	$(18,876,895)	$627,721

	FUNDX FLEXIBLE	FUNDX TACTICAL	FUNDX FLEXIBLE
	INCOME FUND	UPGRADER FUND	TOTAL RETURN FUND
Cost of investments	$108,459,590	$35,424,919	$18,489,629
Gross tax unrealized appreciation	1,067,491	440,746	35,596
Gross tax unrealized depreciation	(2,675,117)	(1,575,373)	(489,903)
Net tax unrealized appreciation	$(1,607,626)	$(1,134,627)	$(454,307)
Unrealized on written options	$ —	$(385)	$ —
Undistributed ordinary income	2,459,586	208,887	232,041
Undistributed long-term capital gain	—	—	—
Total distributable earnings	2,459,586	208,887	232,041
Other accumulated gain/(loss)	(1,999,486)	(33,206,720)	(223,972)
Total accumulated gain/(loss)	$(1,147,526)	$(34,132,845)	$(446,238)

Differences between book-basis and tax-basis unrealized appreciation is attributable to wash sale deferrals.

NOTE 6 – CREDIT FACILITY
U.S. Bank N.A. had made available a $50 million unsecured line of credit pursuant to a Loan and Security Agreement for the Funds in aggregate to be used temporarily for extraordinary or emergency purposes, including the financing of redemptions, effective November 19, 2014. For the period November 19, 2014 through September 30, 2015, the average interest rate on the credit facility was 3.25% (prime rate) for each of the Funds. Advances were not collateralized by a first lien against the Funds’ assets. During the period November 19, 2014 through September 30, 2015, the Funds had the following:

	Outstanding Daily Average Balance for the Period	Maximum Amounts Outstanding for the Period	Interest Expense for the Period
UPGRADER FUND	$33,801	$1,101,000	$960
AGGRESSIVE FUND	20,687	995,000	552
CONSERVATIVE FUND	27,551	868,000	721
FLEXIBLE INCOME FUND	199,285	7,369,000	5,693
TACTICAL FUND	1,332	421,000	38
FLEXIBLE TOTAL RETURN FUND	22,500	1,185,000	787

At September 30, 2015, only the Conservative Fund had an outstanding loan balance in the amount of $121,000.

Note 7 – FUND REORGANIZATIONS
As of the close of business on May 2, 2014, pursuant to Agreements and Plans of Reorganization previously approved by the Funds’ shareholders via proxy voting as well as the Board of Trustees of Professionally Managed Portfolios Trust, all of the assets, subject to the liabilities, of the FundX ETF Upgrader Fund (the “ETF Upgrader Fund”) and FundX ETF Aggressive Upgrader Fund (the “ETF Aggressive Upgrader Fund”), respectively, were transferred

46	Annual Report 2015

NOTES TO THE FINANCIAL STATEMENTS SEPTEMBER 30, 2015, continued

to the FundX Upgrader Fund (the “Upgrader Fund”) and FundX Aggressive Upgrader Fund (the “Aggressive Upgrader Fund”). The Board determined that the reorganizations were in the best interest of the ETF Upgrader and ETF Aggressive Upgrader Fund and did not dilute the interests of existing shareholders. Shareholders of the ETF Upgrader and ETF Aggressive Upgrader Fund received 0.60 and 0.55 shares, respectively, of the Upgrader Fund and Aggressive Upgrader Fund, which is equivalent in aggregate net asset value to the value of their shares of the ETF Upgrader Fund and the ETF Aggressive Upgrader Fund. The reorganizations qualified as tax-free reorganizations to the FundX Upgrader Funds’ shareholders. For financial reporting purposes, each acquiring fund is deemed to be the accounting survivor and as a result, the financial statements and financial highlights do not reflect the operations of the acquired funds. The assets received and shares issued by the Upgrader Fund and Aggressive Upgrader Fund were recorded at fair value; however, the cost basis of the investments received from the ETF Upgrader Fund and ETF Aggressive Upgrader Fund were carried forward to align ongoing reporting of the Upgrader Fund and Aggressive Upgrader Funds’ realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Information with respect to the net assets and other relevant operating data for the acquired funds on the merger date is included below:

Acquired Fund	FundX ETF Upgrader Fund	FundX ETF Aggressive Upgrader Fund
Net Assets	$7,466,211	$5,489,352
Shares Outstanding	269,382	189,664
Net Asset Value	$27.72	$28.94
Investments at fair value	$7,436,511	$5,456,424
Unrealized appreciation/(depreciation)	$8,306	$(60,809)
Undistributed net investment income	—	—
Accumulated net realized gain (loss)	—	—
Tax capital loss carryforward	—	—
Acquiring Fund	FundX Upgrader Fund	FundX Aggressive Upgrader Fund
Net Assets immediately prior to merger	$261,422,503	$71,337,245
Net Assets immediately after merger	$268,908,714	$76,826,606
Fund Shares Issued in exchange for acquired fund	162,541	104,459
Exchange rate for shares issued	0.60	0.55
Assuming the acquisitions had been completed on October 1, 2013, the beginning of the annual reporting period of the Funds, the Fund’s pro forma results of operations for the year ended September 30, 2014, are as follows:
Net investment income (loss)	$142,744	$(184,491)
Net realized and unrealized gain on Investments	$32,858,542	$7,442,091
Total increase from operations	$33,001,286	$7,257,600

Annual Report 2015	Upgraderfunds.com	47

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders of
FundX Investment Trust

We have audited the accompanying statements of assets and liabilities of the FundX Upgrader Fund, the FundX Aggressive Upgrader Fund, the FundX Conservative Upgrader Fund, the FundX Flexible Income Fund, the FundX Tactical Upgrader Fund and the FundX Flexible Total Return Fund (collectively the “Funds”), each a series of shares of FundX Investment Trust (the “Trust”), including the schedules of investments as of September 30, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above mentioned Funds as of September 30, 2015 the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 24, 2015

48	Annual Report 2015

EXPENSE EXAMPLE FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED)

As a shareholder of the FundX Upgrader Funds (the “Funds”), you incur two types of costs: (1) transaction costs, including exchange fees; and (2) ongoing costs, including investment advisory fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

ACTUAL EXPENSES
The first line of the tables below provides information about actual account values based on actual returns and actual expenses. Although the Funds charge no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently, the Funds’ transfer agent charges a $15.00 fee. Investment Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds may vary. These expenses are not included in the examples below. The examples below include, but are not limited to, investment advisory, fund accounting, custody and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by a Fund and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6). Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the tables below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account	Expenses Paid
	Value 4/1/15	Value 9/30/15	During the Period*
FUNDX UPGRADER FUND
Actual	$1,000.00	$916.50	$5.91
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.90	$6.22
FUNDX AGGRESSIVE UPGRADER FUND
Actual	$1,000.00	$900.10	$5.76
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.01	$6.12
FUNDX CONSERVATIVE UPGRADER FUND
Actual	$1,000.00	$945.40	$6.02
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.88	$6.25
FUNDX FLEXIBLE INCOME FUND
Actual	$1,000.00	$971.10	$4.83
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.16	$4.95
FUNDX TACTICAL UPGRADER FUND
Actual	$1,000.00	$933.90	$6.01
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.55	$6.27
FUNDX FLEXIBLE TOTAL RETURN FUND
Actual	$1,000.00	$954.60	$6.17
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.76	$6.37

* The calculations are based on expenses incurred during the most recent six-month period. The annualized six-month expense ratios for FundX Upgrader Fund, FundX Aggressive Upgrader Fund, FundX Conservative Upgrader Fund, FundX Flexible Income Fund, FundX Tactical Upgrader Fund and FundX Flexible Total Return Fund were 1.23%, 1.21%, 1.23%, 0.98%, 1.24% and 1.26% respectively. The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by the number of days in the most recent six-month period and divided by the number of days in the fiscal year.

Annual Report 2015	Upgraderfunds.com	49

TRUSTEES AND EXECUTIVE OFFICERS

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund. The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series. The current trustees and officers of the Trust, their dates of birth, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations for the past five years and other directorships are set forth in the table below.

Name, Address & Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held During the Past 5 Years
Independent Trustees of the Trust (1)
Jan Gullett (born 1954) c/o FundX Investment Trust 253 Montgomery Street, Suite #1049 San Francisco, CA 94104	Trustee	Indefinite term; Since April 2014	President & Founder, AVANTX, Inc. (a private firm providing dynamic trading system algorithm signals and services that supplement a long term investment portfolio), August 2006 to present.	6	None
Gregg B. Keeling (born 1955) c/o FundX Investment Trust 253 Montgomery Street, Suite #1049 San Francisco, CA 94104	Trustee	Indefinite term; Since April 2014	Retired; Acting President of Meridian Fund, Inc. (SEC registered investment company), 2012-2013; CFO of Meridian Fund, Inc. 1999- 2013; CCO of Meridian Fund, Inc. and Aster Investment Management Company, Inc. (SEC registered investment adviser) 2004-2013; Vice President of Operations, Aster Investment Management Company, Inc., 1999-2013.	6	None
Kimun Lee (born 1946) c/o FundX Investment Trust 253 Montgomery Street, Suite #1049 San Francisco, CA 94104	Trustee	Indefinite term; Since April 2014	Investment Adviser and Principal, Resources Consolidated (1980-Present).	6
Director, Board of Firsthand Technology Value Fund, (One Portfolio) (2010- Present). Trustee, Firsthand Funds (two portfolios) (2013- Present). Principal and Director of iShares Delaware Trust Sponsor, LLC, a commodity pool operator that operates iShares Gold Trust, iShares Silver Trust, iShares Dow Jones - UBS Roll Select Commodity Index Trust and iShares S&P GSCI Commodity-Indexed Trust. (2009-Present).

Interested Trustees and Officers of the Trust
Janet Brown (born 1950) FundX Investment Group 253 Montgomery Street, Suite #1049 San Francisco, CA 94104	Chairperson and Interested Trustee	Indefinite Term; Since March 2014	President, FundX Investment Group, since 1978.	6	N/A

50	Annual Report 2015

TRUSTEES AND EXECUTIVE OFFICERS

Interested Trustees and Officers of the Trust
Name, Address & Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held During the Past 5 Years
Jason Browne (born 1970) FundX Investment Group 253 Montgomery Street, Suite #1049 San Francisco, CA 94104	President	Indefinite Term; Since April 2014	Chief Investment Officer, FundX Investment Group, since June 2000.	N/A	N/A
Sean McKeon (born 1957) FundX Investment Group 253 Montgomery Street, Suite #1049 San Francisco, CA 94104	Interim Chief Compliance Officer Treasurer	Since August 2015 Indefinite Term; Since April 2014	Portfolio Manager, FundX Investment Group, since 1990.	N/A	N/A
Jeff Smith (born 1975) FundX Investment Group 253 Montgomery Street, Suite #1049 San Francisco, CA 94104	Secretary	Indefinite Term; Since April 2014	Director of Publications, FundX Investment Group, since 2001.	N/A	N/A

Annual Report 2015	Upgraderfunds.com	51

INFORMATION ABOUT PROXY VOTING (UNAUDITED)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (866) 455-FUND [3863] and by accessing the Funds’ website at www.upgraderfunds.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available without charge, by calling toll-free at (866) 455-FUND [3863]. In addition, you can obtain the Funds’ proxy voting records on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (UNAUDITED)

The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q. The Funds’ Form N-Q is available without charge, upon request, by calling toll-free at (866) 455-FUND [3863]. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov. The Funds’ schedules of portfolio holdings are posted on their website at www.upgraderfunds.com within five business days after each month-end.

FEDERAL TAX INFORMATION (UNAUDITED)

For the fiscal year ended September 30, 2015, certain dividends paid by the Funds may qualify as “qualified dividends” which are generally subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

UPGRADER	100.00%
AGGRESSIVE UPGRADER	97.44%
CONSERVATIVE UPGRADER	27.80%
FLEXIBLE INCOME	19.45%
TACTICAL UPGRADER	73.75%
FLEXIBLE TOTAL RETURN	46.51%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2015 was as follows:

UPGRADER	78.26%
AGGRESSIVE UPGRADER	63.69%
CONSERVATIVE UPGRADER	16.62%
FLEXIBLE INCOME	10.51%
TACTICAL UPGRADER	68.43%
FLEXIBLE TOTAL RETURN	14.97%

The Percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for each Fund were as follows (unaudited).

UPGRADER	0.00%
AGGRESSIVE UPGRADER	0.00%
CONSERVATIVE UPGRADER	66.24%
FLEXIBLE INCOME	0.00%
TACTICAL UPGRADER	0.00%
FLEXIBLE TOTAL RETURN	2.05%

52	Annual Report 2015

HOUSEHOLDING (UNAUDITED)

In an effort to conserve resources, the Funds intend to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding for your accounts, please call toll-free (866) 455-FUND [3863] to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding. This policy does not apply to account statements.

INFORMATION ABOUT THE FUNDS’ TRUSTEES (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (866) 455-FUND [3863].Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Funds’ website at www.upgraderfunds.com.

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

●	Information we receive about you on applications or other forms;
●	Information you give us orally; and
●	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Annual Report 2015	Upgraderfunds.com	53

Advisor
FundX Investment Group LLC
235 Montgomery Street, Suite 1049
San Francisco, CA 94104

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Transfer Agent
U.S.Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(866) 455-FUND

Custodian
U.S.Bank,N.A.
Custody Operations
1555 N.RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Cravath & Associates, LLC
19809 Shady Brook Way
Gaithersburg, MD 20879

FundX Upgrader Funds

Fund	Symbol	CUSIP
FundX Upgrader Fund	FUNDX	360876106
FundX Aggressive Upgrader Fund	HOTFX	360876403
FundX Conservative Upgrader Fund	RELAX	360876304
FundX Flexible Income Fund	INCMX	360876205
FundX Tactical Upgrader Fund	TACTX	360876502
FundX Tactical Total Return Fund	TOTLX	360876601

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Contact Us:
For more about our funds and their strategy: 800-763-8639
www.upgraderfunds.com For account information: 866-455-FUND

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its Code of Ethics by mail when they call the registrant at 1-800-455-3863.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees (the “trustees”) has determined that there is at least one audit committee financial expert serving on its audit committee. Gregg B. Keeling is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 09/30/2015	FYE 09/30/2014
Audit Fees	$123,400	$119,600
Audit-Related Fees	$0	$0
Tax Fees	$15,600	$15,600
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 09/30/2015	FYE 09/30/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 09/30/2015	FYE 09/30/2014
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s nominating committee charter does not contain any procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Incorporated by reference to Registrant’s form N-CSR filed December 3, 2014.  Also, provided free of charge, upon request, as described in Item 2 of this form N-CSR.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  FundX Investment Trust

By (Signature and Title)* _/s/ Jason Browne___________________________
   Jason Browne, President/Principal Executive Officer

Date                      11/24/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* _/s/ Jason Browne___________________________
     Jason Browne, President/Principal Executive Officer

Date                      11/24/2015

By (Signature and Title) *_/s/ Sean McKeon___________________________
     Sean McKeon, Treasurer/Principal Financial Officer

Date                      11/24/2015